UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )

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AMERICAN BILTRITE INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN BILTRITE INC.

57 River Street
Wellesley Hills, Massachusetts 02481

__________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
MAY 6, 2008
__________________

To the Stockholders of American Biltrite Inc.:

Notice is hereby given that the Annual Meeting of the Stockholders of American Biltrite Inc., (the “Company”) will be held at the Bank of America, America Room, Second Floor, 100 Federal Street, Boston, Massachusetts, on Tuesday May 6, 2008 at 8:30 A.M. local time, for the following purposes:

1.	To elect four directors who will hold office until the Annual Meeting of Stockholders in 2011 and until their successors are duly elected and qualified.

2.
To consider and act upon a proposal to approve the Amended and Restated 1999 Stock Option Plan for Non-Employee Directors which amends and restates the Company’s existing 1999 Stock Option Plan for Non-Employee Directors, to increase by 50,000 the number of shares of common stock reserved and available for issuance under the plan and extend the term of the plan to July 1, 2019.

3.
To consider and act upon a proposal to amend the Company’s 1993 Stock Award and Incentive Plan, as amended and restated as of March 4, 1997, to increase by 250,000 the number of  shares of common stock reserved  for the grant of awards and reapprove the performance factors in the plan.

4.	To transact any other business that may properly come before the meeting or any adjournment thereof.

The close of business on March 10, 2008 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2007 is enclosed with this proxy statement.

It is desirable that the stock of the Company should be represented as fully as possible at the Annual Meeting.  Please sign, date and return the accompanying proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you should attend the Annual Meeting, you may vote in person, if you wish, whether or not you have sent in your proxy, and your vote at the meeting will revoke any prior proxy you may have submitted.

By Order of the Board of Directors
AMERICAN BILTRITE INC.

Henry W. Winkleman
Secretary

Wellesley Hills, Massachusetts
April 10, 2008

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation, by and on behalf of the Board of Directors (the "Board") of American Biltrite Inc. (the "Company" or "ABI") of proxies to be used in voting at the Annual Meeting of Stockholders (the "Meeting") to be held on May 6, 2008 at the Bank of America, America Room,  Second Floor, 100 Federal Street, Boston, Massachusetts at 8:30 A.M. local time, and at any adjournments thereof. The principal executive offices of the Company are located at 57 River Street, Wellesley Hills, Massachusetts  02481.  The cost of preparing and mailing the notice, proxy statement and proxy card will be paid by the Company. It is expected that the solicitation of proxies will be by the Company by mail only, but may also be made by overnight delivery service, facsimile, personal interview, e-mail or telephone by directors, officers or employees of the Company.  The Company will request banks and brokers holding stock in their names or custody, or in the names of nominees for others, to forward copies of the proxy material to those persons for whom they hold such stock and, upon request, will reimburse such banks and brokers for their out-of-pocket expenses incurred in connection therewith.  This proxy statement and the accompanying proxy card were first mailed to stockholders on or about April 10, 2008.

Proxies in the accompanying form, properly executed, duly returned to the Company and not validly revoked, will be voted at the Meeting (including adjournments) in accordance with your instructions, or if no instruction is given in the proxy as to how to vote the shares with respect to one or more proposals, the shares will be voted FOR any proposal as to which you have given no instructions how to vote. If your shares are held in “street name” through a broker, bank or other nominee, you should provide your broker, bank or nominee instructions on how to vote those shares on a proposal if you wish to direct how those shares will be voted on that proposal.  To ensure that your broker, bank or nominee receives your instructions, you should promptly complete, sign and send to your broker, bank or nominee in the envelope enclosed with this proxy statement the voting instruction form which is also enclosed.

Any stockholder giving a proxy in the accompanying form retains the power to revoke it at any time prior to the exercise of the powers conferred thereby by filing a later dated proxy, by written notice of revocation delivered to the Secretary of the Company before the Meeting or by voting the shares subject to such proxy in person at the Meeting.  If you hold your shares through a broker, bank or other nominee, you will need to contact them to revoke any proxy granted by them with respect to your shares. Attendance at the Meeting in person will not be deemed to revoke a proxy unless the stockholder votes the shares which are subject to the proxy in person at the Meeting.  If you plan to attend the Meeting and wish to vote in person, the Company will give you a ballot at the Meeting; however, if your shares are held in the name of your broker, bank or other nominee, you must obtain from your broker, bank or other nominee and bring to the Meeting a “legal proxy” authorizing you to vote your “street name” shares held at the close of business on March 10, 2008.

On March 10, 2008, there were issued and outstanding 3,441,551 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock").  Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Meeting or any adjournment thereof, and those entitled to vote will have one vote for each share held.

A quorum for the consideration of election of directors or any question at the Meeting will consist of a majority in interest of all stock issued and outstanding and entitled to vote upon that question.  A plurality of the shares represented and voting at the Meeting at which a quorum is present is required to elect directors.  On all other matters, a majority of the votes properly cast upon the question at the Meeting is required to decide the question.

Shares represented by proxies marked “WITHHELD” with regard to the election of directors will be counted for purposes of determining whether there is a quorum at the Meeting, but will not be voted in the election of directors, and therefore, will have no effect on the determination of the outcome of the votes for the election of directors. Abstentions and broker non-votes will be counted for purposes of determining whether there is a quorum at the Meeting but they will have no effect on the outcome of the votes on proposals 2 and 3.

A “broker non-vote” occurs with respect to shares as to a proposal when a broker, bank or intermediary who holds shares of record in its name is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given.  A broker bank or intermediary holding your shares in its name will be permitted to vote such shares with respect to the proposal to elect four directors to be voted on at the Meeting without instruction from you but will not be able to vote such shares with respect to proposals 2 and 3 to be voted on at the Meeting without instruction from you.   As such, there may be broker non-votes with respect to proposals 2 and 3.

DELIVERY OF PROXY MATERIAL AND ANNUAL REPORTS TO HOUSEHOLDS

The Securities and Exchange Commission has implemented a rule permitting companies and brokers, banks or other intermediaries to deliver a single copy of an annual report and proxy statement to households at which two or more beneficial owners reside.  This method of delivery, which eliminates duplicate mailings, is referred to as "householding."  Beneficial owners sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding, either affirmatively or implicitly by not objecting to householding, will receive only one copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2007 and this proxy statement.

If you hold your shares in your own name as a holder of record, householding will not apply to your shares.

Beneficial owners who reside at a shared address at which a single copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2007 and this proxy statement is delivered may obtain a separate Annual Report on Form 10-K for the year ended December 31, 2007 and/or proxy statement without charge by sending a written request to:  American Biltrite Inc., 57 River Street, Wellesley Hills, Massachusetts 02481,  attention Henry W. Winkleman, or by calling the company at 781-237-6655.  The Company will promptly deliver an Annual Report on Form 10-K for the year ended December 31, 2007 and/or proxy statement upon request.

Not all brokers, banks or other intermediaries may offer the opportunity to permit beneficial owners to participate in householding.  If you want to participate in householding and eliminate duplicate mailings in the future, you must contact your broker, bank or other intermediary directly.  Alternatively, if you want to revoke your consent to householding and receive separate annual reports and proxy statements, you must contact your broker, bank or other intermediary to revoke your consent to householding.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board is divided into three classes. The term for each class is three years with the term for one class expiring at successive Annual Meetings of Stockholders.  Stockholders are being asked to elect four Class III directors at the Meeting.  The accompanying proxy will be voted for the election of the nominees named in Class III below unless otherwise instructed.  The term of those Class III directors elected at the Meeting will expire at the Annual Meeting of Stockholders held in 2011 upon the election and qualification of their successors.  Should any person named below be unable or unwilling to serve as a director, persons named as proxies intend to vote for such other person as management may recommend.  Each nominee is currently a director of the Company.

The following table sets forth the name, age and principal occupation of each of the nominees for election as director and each current director in the classes continuing in office following the Meeting, together with a statement as to the period during which he or she has served as a director of the Company.

Name (Age)	Business Experience and Other Directorships	Expiration of Present Term

Nominee Directors

CLASS III
Mark N. Kaplan, Esq. (78)	Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP, law firm. Director of the Company since 1982. Director of: DRS Technologies Inc.; Autobytel Inc.; Volt Information Sciences, Inc.; and Congoleum Corporation, a majority-owned subsidiary of the Company ( “Congoleum”).	2008
Natalie S. Marcus (91)	Investor. Director of the Company since 1992.	2008
William M. Marcus (70)	Executive Vice President and Treasurer of the Company. Director of the Company since 1966. Director of Aqua Bounty Technologies, Inc. and Congoleum.	2008
Kenneth I. Watchmaker (65)	Former Executive Vice President and Chief Financial Officer of Reebok International Ltd. Director of the Company since 1995. Director of Global Partners L.P.	2008

Incumbent Directors

CLASS I
Gilbert K. Gailius (76)	Former Vice President-Finance and Chief Financial Officer of the Company. Director of the Company since 1983.	2009
Richard G. Marcus (60)	President and Chief Operating Officer of the Company. Director of the Company since 1982. Vice Chairman of the Board of Directors of Congoleum Corporation since 1994.	2009
Frederick H. Joseph (71)	Managing Director, Morgan Joseph & Co., investment banking firm since 2001. Director of the Company since 1997. Director of Watsco Inc.	2009

CLASS II
Leo R. Breitman (67)	Former Chairman and CEO, Fleet Bank – Massachusetts. Director of the Company since 2004.	2010
John C. Garrels III (68)	Former Director, Global Banking, The First National Bank of Boston, a national banking association. Director of the Company since 1977.	2010
James S. Marcus (78)	Former General Partner, Goldman, Sachs & Co., investment bankers. Director of the Company since 1971.	2010
Roger S. Marcus (62)	Chairman of the Board and Chief Executive Officer of the Company. Director of the Company since 1981. Chairman of the Board of Directors and Chief Executive Officer of Congoleum since 1993.	2010

Note: Natalie S. Marcus is the mother of Roger S. Marcus and Richard G. Marcus and the aunt of William M. Marcus.  James S. Marcus is not related to Natalie, Roger, Richard or William Marcus.

Individuals who together beneficially own approximately 55.9% of the outstanding Common Stock as of March 9, 2008 have identified themselves as persons who have in the past taken, and may in the future take, actions which direct or cause the direction of the management of the Company, and their voting of shares of Common Stock in a manner consistent with each other.  Accordingly, these individuals may be deemed to constitute a “group” within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and  Rule 13d-5 thereunder.  In light of the existence of this “group,” the Company is a “controlled company,” as that term is defined in Section 801 of the American Stock Exchange (“AMEX”) Company Guide.  As a result of the Company’s status as a “controlled company,” it may avail itself of exceptions to the AMEX’s corporate governance standards that generally require a company whose stock is listed for trading on the AMEX to have a majority of its board of directors consist of independent directors, to have director nominations selected or recommended for the board’s selection by either a nominating committee comprised solely of independent directors or by a majority of the independent directors and to have officer compensation determined or recommended to the board for determination either by a compensation committee comprised of independent directors or by a majority of the independent directors.  Pursuant to the AMEX’s independence standards, the Company’s Board of Directors has determined that the following seven of its eleven directors are independent: Leo R. Breitman, Gilbert K. Gailius, John C. Garrels III, Frederick H. Joseph, Mark N. Kaplan, James S. Marcus, and Kenneth I. Watchmaker. In determining Mr. Kaplan's independence, the Company's Board of Directors considered Mr. Kaplan's Of Counsel status with the law firm Skadden, Arps, Slate, Meagher & Flom LLP, which firm the Company retained for a variety of legal matters in 2007 and 2008 and proposes to retain during the remainder of 2008

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR CLASS III DIRECTOR.

EXECUTIVE OFFICERS

The following table sets forth certain information relating to the executive officers of the Company.

Executive Officer (Age)	Position	Executive Officer Since

Roger S. Marcus (62)	Chief Executive Officer of the Company. Chief Executive Officer of Congoleum since 1993.	1981
Richard G. Marcus (60)	President and Chief Operating Officer of the Company. Vice Chairman of Congoleum since 1994.	1982
William M. Marcus (70)	Executive Vice President and Treasurer of the Company.	1966
Howard N. Feist III (51)	Vice President-Finance and Chief Financial Officer of the Company. Chief Financial Officer and Secretary of Congoleum since 1988.	2000
J. Dennis Burns (67)	Vice President and General Manager, Tape Products Division.	1985
Jean Richard (63)	Vice President and General Manager, American Biltrite (Canada) Ltd.	2000
Henry W. Winkleman (63)	Vice President, Corporate Counsel, and Secretary of the Company.	1989

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table, together with the accompanying text and footnotes, sets forth, as of March 10, 2008, (a) the holdings of Common Stock of each director of the Company and of each person nominated for election as a director of the Company at the Meeting, (b) the holdings of Common Stock of each person named in the Summary Compensation Table that appears later in this proxy statement and of all executive officers and directors of the Company as a group and (c) the names, addresses and holdings of  Common Stock of each person who, to the Company's knowledge, beneficially owns 5% or more of the Common Stock. The information set forth in the footnotes to the following table with respect to Congoleum stock is as of March 10, 2008.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Common Stock

Directors and Executive Officers
Natalie S. Marcus c/o American Biltrite Inc. 57 River Street Wellesley Hills, MA 02481	927,623(3)(4)	26.9%
Richard G. Marcus c/o American Biltrite Inc. 57 River Street Wellesley Hills, MA 02481	511,838(3)(5)	14.7
Roger S. Marcus c/o American Biltrite Inc. 57 River Street Wellesley Hills, MA 02481	497,237(3)(6)	14.2
William M. Marcus c/o American Biltrite Inc. 57 River Street Wellesley Hills, MA 02481	345,734(3)(7)	9.9
Mark N. Kaplan	7,000(8)	*
Gilbert K. Gailius	15,000(9)	*
John C. Garrels III	5,800(9)	*
Kenneth I. Watchmaker	5,000(9)	*
James S. Marcus	5,200(9)	*
Frederick H. Joseph	5,000(10)	*
Leo R. Breitman	2,500(9)	*
All directors and executive officers as a group (15 persons)	2,095,036(11)	57.1

5% Beneficial Owners, other than persons listed above
Dimensional Fund Advisors, LP 1299 Ocean Avenue Santa Monica, CA 90491	218,974(12)	6.4
Wilen Management Company, Inc. 2360 West Joppe Road, Suite 226 Lutherville, MD 21093.	180,202(13)	5.2
_______________
*Represents beneficial ownership of less than 1% of Common Stock outstanding.

(1)	Addresses are given only for beneficial owners of more than 5% of the Common Stock outstanding.

(2)	Unless otherwise noted, the nature of beneficial ownership is sole voting and/or investment power.

(3)
As of the date shown, these shares were among the 2,003,832 shares, or approximately 55.9%, of the outstanding Common Stock beneficially owned by the following persons, who have in the past taken, and may in the future take, actions which direct or cause the direction of the management of the Company and the voting of their shares of Common Stock in a manner consistent with each other, and who therefore may be deemed to constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act and Rule 13d-5 thereunder: Natalie S. Marcus, Richard G. Marcus, Roger S. Marcus, William M. Marcus and Cynthia S. Marcus (c/o American Biltrite Inc., 57 River Street, Wellesley Hills, MA 02481).  The Company owns 4,395,605 shares of the Class B Common Stock of Congoleum and 151,100 shares of the Class A Common Stock of Congoleum.  These shares on a combined basis represent approximately 69.4% of the voting power of the outstanding capital stock of Congoleum.  Each of the named individuals may be deemed a beneficial owner of these Congoleum shares.

(4)
Natalie S. Marcus has sole voting and investment power over 774,623 shares.  Mrs. Marcus is also a co-trustee with Richard G. Marcus and Roger S. Marcus over 144,000 shares and trustee of a charitable trust, which holds 4,000 shares.  Mrs. Marcus also has the right to acquire 5,000 shares, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.

(5)
Richard G. Marcus has sole voting and investment power over 317,838 shares.  Mr. Marcus is also a co-trustee with Natalie S. Marcus and Roger S. Marcus over 144,000 shares.  Mr. Marcus also has the right to acquire 50,000 shares, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.  Richard G. Marcus's wife, Beth A. Marcus, owns 10,951 shares, of which shares Mr. Marcus disclaims beneficial ownership. Mr. Marcus also has the right to acquire 200,000 shares of Class A common stock of Congoleum, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.

(6)
Roger S. Marcus has sole voting and investment power over 303,237 shares.  Mr. Marcus is also a co-trustee with Natalie S. Marcus and Richard G. Marcus over 144,000 shares.  Mr. Marcus also has the right to acquire 50,000 shares, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.  Mr. Marcus also has the right to acquire 200,000 shares of Class A common stock of Congoleum which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.

(7)
William M. Marcus has sole voting and investment power over 305,734 shares.  Mr. Marcus also has the right to acquire 40,000 shares, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.  William M. Marcus's wife, Cynthia S. Marcus, owns 9,400 shares.  Mr. Marcus also has the right to acquire 5,000 shares of common stock of Congoleum which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.

(8)
Mark N. Kaplan has sole voting and investment power over 2,000 shares.  Mark N. Kaplan has the right to acquire 5,000, shares which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.  Mr. Kaplan also owns 16,000 shares of Class A Common Stock of Congoleum, and has the right to acquire 5,000 shares of Class A Common Stock of Congoleum which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement, which shares represent less than 1% of the voting power of the outstanding capital stock of Congoleum.

(9)
Messrs. John C. Garrels III, James S. Marcus and Gilbert K. Gailius have sole voting and investment power over 800, 200 and 12,000 shares respectively. Messrs. John C. Garrels III, James S. Marcus and Kenneth I. Watchmaker each have the right to acquire 5,000 shares, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.  Mr. Gilbert K. Gailius has the right to acquire 3,000 shares which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement. Mr. Leo R. Breitman has the right to acquire 2,500 shares which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.

(10)
Frederick H. Joseph has the right to acquire 5,000 shares which are issuable upon exercise of options exercisable within 60 days of this proxy statement.  Mr. Joseph also owns 8,000 shares of Class A Common Stock of Congoleum, which shares represent less than 1% of the voting power of the outstanding capital stock of Congoleum.

(11)
All directors and executive officers as a group may be considered beneficial owners of 602,777 shares of     Class A Common Stock of Congoleum and 4,395,605 shares of Class B Common Stock of Congoleum, which combined as a group, represent 70.6% of the voting power of the outstanding capital stock of Congoleum.

(12)	Based on information contained in a Schedule 13G/A filed with the Securities and Exchange Commission on February 6, 2008.

(13)	Based on information contained in a Schedule 13G/A filed with the Securities and Exchange Commission on January 30, 2008.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors, officers and beneficial owners of more than 10% of the Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock.  Based solely upon a review of Forms 3, 4, and 5 furnished to the Company during or in respect of the fiscal year ended December 31, 2007, the Company is not aware of any director or officer of the Company or any beneficial owner of more than 10% of Common Stock who has not timely filed reports required by Section 16(a) of the Exchange Act during or in respect of such fiscal year, except that Natalie S. Marcus had a late filing of a Form 4 pursuant to which she reported a gift of Company stock.

DIRECTOR COMPENSATION AND COMMITTEES

During 2007, the Board held seven meetings.  Each director who was not an officer and employee of the Company received a director's fee of $15,000 and $2,000 for each of the four regular Board meetings attended, and each member of the Audit Committee received $3,000 for each Audit Committee meeting attended during 2007.  The directors do not receive a fee for telephonic meetings.  In 2007, each director attended at least 75% of the total number of meetings of the Board of Directors, except John C. Garrels III, and 75% of the total number of meetings of the committees of the Board on which each director serves.

Directors may elect to defer the receipt of all or a part of their fees.  Amounts so deferred earn interest, compounded quarterly, at a rate equal to the prime rate quoted by Bank of America, Boston at the end of each quarter.

Directors are also eligible to have their contributions to qualified charitable organizations matched by the Company in an aggregate amount up to $5,000 per director per year.

Pursuant to the Company's 1999 Stock Option Plan for Non-Employee Directors, on July 1, 2007, each   director of the Company was granted an option to purchase 500 shares of Common Stock, which options then became fully exercisable on January 1, 2008 in accordance with the terms of that plan.

In 2007, Mark N. Kaplan also served as a director of Congoleum and as a member of Congoleum's Compensation Committee.  In that capacity, Mr. Kaplan received an annual director's fee of $15,000 and $2,000 for each of the four regular meetings of the Board of Directors of Congoleum that he attended in 2007.  In addition, Congoleum directors are eligible to have their contributions to qualified charitable organizations matched by Congoleum in an aggregate amount up to $5,000 per director per year. In 2007, pursuant to Congoleum's 1999 Stock Option Plan for Non-Employee Directors, Mr. Kaplan was granted an option to purchase 500 shares of Congoleum Class A common stock, which option then became fully exercisable on January 1, 2008 in accordance with the terms of that plan.

The Board periodically evaluates the appropriate level and form of compensation for board and committee  service by non-employee directors and adopts changes to the level and form of compensation for the provision of  these services when appropriate.  Historically, the Company has not retained compensation consultants (and did  not do so in 2007) to help the directors determine the amount and form of director and committee member  compensation.

The Company's Compensation Committee consists of three members, each of whom is an independent director as determined under the AMEX listing standards.  The Compensation Committee met once during 2007.  The members of the Compensation Committee are Messrs. Mark N. Kaplan (Chairman), John C. Garrels III, and Kenneth I. Watchmaker.  The Compensation Committee is responsible for the review and establishment of executive compensation, including base salaries, bonuses and criteria for their award, personnel policies, particularly as they relate to fringe benefits, savings and investment plans, pension and retirement plans, and other benefits.

In certain instances, the Compensation Committee may delegate limited authority to the President of the Company to determine the compensation for certain officers of the Company who are not named executive officers.  Historically, the Compensation Committee has not retained compensation consultants (and did not do so in 2007) to help it determine the amount and form of executive compensation. The Compensation Committee does not have a charter.

The Company has an Audit Committee composed of independent directors as determined under AMEX’s listing standards and the applicable rules of the Securities and Exchange Commission. The members of the Audit Committee are Messrs. Kenneth I. Watchmaker (Chairman), John C. Garrels III, and James S. Marcus.  Information regarding the functions performed by the Audit Committee, and the number of meetings held during 2007, is set forth in the Audit Committee Report included in this proxy statement. The Board of Directors has determined that the Company has at least one audit committee financial expert serving on its Audit Committee as determined under the applicable rules of the Securities and Exchange Commission.

The Audit Committee financial expert is Kenneth I. Watchmaker who is an independent director as defined in AMEX’s listing standards.  A copy of the Charter of the Audit Committee of the Board of Directors of American Biltrite Inc. as Amended and Restated by the Board of Directors on March 13, 2008 is available on the Company’s website at www.ambilt.com.

The Company does not have a standing nominating committee or formal procedure for nomination of directors. The Board of Directors believes that this is appropriate in light of the Company’s ownership structure, which includes individuals who together beneficially own approximately 55.9% of the outstanding Common Stock as of March 9, 2008 and who have identified themselves as persons who have in the past taken, and may in the future  take, actions which direct or may cause the direction of the management of the Company, and their voting of shares of Common Stock in a manner consistent with each other.  Accordingly, these individuals may be deemed to constitute a "group" within the meaning of Section 13(d) (3) of the Exchange Act and Rule 13d-5 thereunder.  In light of the existence of this “group,” the Company is a “controlled company,” as that term is defined in Section 801 of the AMEX Company Guide.  As a result of the Company’s status as a “controlled company” it may avail itself of an exception to the AMEX rule that generally requires a company whose stock is listed for trading on the AMEX to have director nominations selected or recommended for the board’s selection by either a nominating committee comprised of independent directors or by a majority of the independent directors.  All members of the Board of Directors participate in the consideration of director nominees. The Board does not have a policy with regard to the consideration of any director candidates recommended by security holders.  The Board of Directors believes that such a policy is not necessary because the directors have access to a sufficient number of excellent candidates from which to select a nominee when a vacancy occurs on the Board and because the Board includes the controlling stockholders of the Company.  Individual directors will generally recommend candidates to the controlling stockholders and, if acceptable, will submit that person’s name for consideration by the Board.   The Board generally seeks candidates with a broad business background and who may also have a specific expertise in such areas as law, accounting, banking, or investment banking.

All members of the Board of Directors are encouraged, but not required, to attend the Company’s annual meeting of stockholders.  All members of the Board of Directors attended the annual meeting of stockholders held in 2007.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2007 with management and the independent auditors, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with  the Audit  Committee under generally  accepted auditing standards.  In addition, the Audit Committee discussed with the independent auditors the auditors’ independence from management and the Company, including the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, has received and reviewed written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and considered the compatibility of nonaudit services with the auditors’ independence.

The Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits.  The Audit Committee met quarterly with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.  The Audit Committee held four meetings during fiscal year 2007.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the Company’s 2007 audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.  The Audit Committee has also appointed Ernst & Young LLP as the Company’s independent auditors for 2008.

AUDIT COMMITTEE

Kenneth I. Watchmaker, Chairman
John C. Garrels III
James S. Marcus

COMPENSATION COMMITTEE

Each year, the Compensation Committee conducts a review of the Company's executive compensation.  This review includes consideration of the relationship between an executive's current compensation and his/her current duties and responsibilities, and inflationary trends.  The annual compensation review permits an ongoing evaluation of the relationships  among  the size  and scope of  the  Company's  operations, the  Company's  performance  and  its executive compensation.  The Compensation Committee also considers the legal and tax effects (including the effects of Section 162(m) of the Internal Revenue Code of 1986, as amended) of the Company's executive compensation program in order to provide the most favorable legal and tax consequences for the Company.

The Compensation Committee's process also includes a review of the performance of each of the named executive officers and certain other executive officers for each fiscal year, the results of which are taken into account in establishing salary and bonus levels.   In reviewing the individual performance of the named executive officers and certain other executive officers (other than the Chief Executive Officer), the Compensation Committee takes into account the views of Roger S. Marcus, the Chief Executive Officer.  In addition, the Compensation Committee takes into account the full compensation package afforded by the Company (including its subsidiaries) to the individual named executive officer and certain other executive officers.  The Compensation Committee believes that this program balances both the mix of cash and equity compensation, the mix of currently-paid and longer-term compensation, and the security of pension or retirement benefits in a way that furthers the compensation objectives discussed above.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mark N. Kaplan, John C. Garrels III, and Kenneth I. Watchmaker are the members of the Compensation Committee of the Board during 2007, none of whom is or was at any time during 2007 or at any previous time an officer or employee of the Company.  Mark N. Kaplan is presently Of Counsel to Skadden, Arps, Slate, Meagher & Flom LLP, a law firm.  During 2007, the Company retained Skadden, Arps, Slate, Meagher & Flom LLP for a variety of legal matters.  The Company has retained Skadden, Arps, Slate, Meagher & Flom LLP during 2008 and proposes to retain the firm during the remainder of 2008. Mr. Kaplan is also a director of Congoleum and serves on the Compensation Committee of Congoleum.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation earned by or paid to the Chairman of the Board and Chief Executive Office and the Company’s two other most highly compensated executive officers for services rendered to the Company and its subsidiaries in all capacities during 2007.  The table also identifies the principal capacity in which each of the named executive officers served the Company at the end of 2007.

Summary Compensation Table

Change in
Pension Value and
Nonqualified
Deferred
				Option	Compensation	All Other
Name and Principal		Salary	Bonus	Awards	Earnings(3)	Compensation	Total
Position	Year	($)	($)	($)	($)	($)	($)
__________________	_____	________	_____	_____	__________	___________	_______

Roger S. Marcus(1) Chairman of the Board and Chief Executive Officer	2007 2006	$625,000 605,000	— —	— —	$61,922 70,043	$61,522(2) 68,681	$746,066 742,042
Richard G. Marcus(1) President and Chief Operating Officer	2007 2006	625,000 605,000	— —	— —	58,111 51,674	102,068(4) 96,865	778,742 754,976
William M. Marcus(1) Executive Vice President and Treasurer	2007 2006	500,000 484,000	— —	— —	(2,100) 20,494	106,547 100,076	604,447 559,507

(1)	Roger S. Marcus, Richard G. Marcus and William M. Marcus do not receive any separately stated compensation for their services as directors of the Company.
(2)	As an officer of Congoleum, Roger S. Marcus also received Other Compensation from Congoleum in the amount of $16,630 and $11,329 in 2007 and 2006 respectively, which is included in the amount shown.
(3)	None of the named executive officers received Non-qualified Deferred Compensation Earnings in 2007.
(4)
Included in Richard G. Marcus’ All Other Compensation is $28,992 in 2007 and 2006 of imputed interest related to a loan associated with split-dollar life insurance policies. The split-dollar life insurance agreements remain in effect but the Company is no longer paying premiums under those agreements.

(5)	Company contributions of $3,375 in 2007 and $3,300 in 2006, under the Company’s 401(k) Savings and Investment Plan, on behalf of each individual listed.

The All Other Compensation is composed of the following items: company paid group term life insurance premiums, imputed interest on the split-dollar life insurance policies, life insurance premiums, personal tax preparation fees, personal use of Company automobiles, country club and club dues, executive medical reimbursement payments, matching gifts from the Company and Congoleum,  and spousal travel. No item of All Other Compensation which is a perquisite or personal benefit exceeds the greater of $25,000 or ten percent of the total perquisites for any of the named executive officer other than reported above.

Pursuant to the terms of a personal services agreement between the Company and Congoleum, Mr. Roger Marcus serves as the Chairman, President  and  Chief  Executive Officer of Congoleum  and, pursuant  to that agreement,  devotes substantially all of his time to his duties in those capacities during normal working hours.  The agreement specifically permits Mr. Roger Marcus to remain as a director and chief executive officer of the Company. The agreement also provides that Mr. Richard Marcus serve as Vice Chairman of Congoleum. The agreement further provides that in exchange for the services of Messrs. Roger and Richard Marcus, Congoleum shall pay the Company annually: (i) a personal services fee of $500,000 (which shall be reduced to $300,000 in the event of termination of  Mr. Richard Marcus or reduced to $200,000 in the event of termination of  Mr. Roger  Marcus) payable in equal monthly installments and subject to annual increase;   (ii) an annual incentive fee, subject  to Congoleum's  attainment of  certain business and financial goals, as determined by a majority of Congoleum's disinterested directors and which may not exceed $500,000; and (iii) reimbursement for authorized business expenses. For the year ended December 31, 2007, Congoleum paid $696,000 in personal services fees to the Company.  Except as set forth in the above Summary Compensation Table or in the footnotes to that table, neither Mr. Roger Marcus nor Mr. Richard Marcus received any compensation directly from Congoleum in those capacities during 2007.

The following table sets forth information relating to the outstanding equity awards of the Company and Congoleum December 31, 2007, held by each named executive officer. No named executive officer exercised any Company or Congoleum stock option or other equity award during 2007 and 2006.  The named executive officers do not currently hold any non-option equity awards of the Company or Congoleum.

Outstanding Equity Awards at Year-End

Number of Securities Underlying Unexercised Options/SARS at 12/31/07
Name	Company Granting Options	Exercisable (#)	Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date

Roger S. Marcus	ABI Congoleum(1)	50,000 200,000	— —	$ 9.650 2.050	05/23/13 07/11/12
Richard G. Marcus	ABI Congoleum(1)	50,000 200,000	— —	9.650 2.050	05/23/13 07/11/12
William M. Marcus	ABI Congoleum(1)	40,000 5,000	— —	9.650 2.050	05/23/13 07/11/12

(1)
These named executive officers are executive officers or directors of Congoleum.  Congoleum granted these executive officers, in those capacities, the options to purchase Congoleum stock set forth in the above table.

DEFINED BENEFIT PENSION AND PROFIT SHARING PLANS

PENSION PLAN

In addition to the remuneration set forth above, the Company maintains a tax-qualified defined benefit pension   plan (the "Pension Plan") for all salaried (non-hourly) employees including the named executive officers.  The Pension Plan provides non-contributory benefits based upon years of service and average annual earnings for the 60 consecutive calendar months in which the participating employee had the highest level of earnings during the 120 consecutive calendar months preceding retirement.  Employees compensated on a salaried basis are eligible to participate in the Pension Plan after they complete one year of service.

The compensation used to determine a participant's benefits under the Pension Plan includes such participant's salary (including amounts deferred as salary reduction contributions to any applicable tax-qualified plans maintained under Sections 401(k) or 125 of the Internal Revenue Code of 1986, as amended).  The Internal Revenue Service has limited the maximum compensation for benefit purposes to $225,000 in 2007.  Salary amounts listed in the Summary Compensation Table are items of compensation covered by the period in the 120-month period ending with the month immediately prior to termination. The pension benefits payable under the Pension Plan are subject to an offset for Social Security covered compensation.   Social Security covered compensation is the average of the Social Security taxable wage base for the 35-year period ending with the year in which the participant attains Social Security retirement age.

The annual amount of pension payable at the normal retirement date (the first day of the month following attaining age 65 with the completion of five years of service) is 0.5% of the employee's final five year average pensionable earnings up to his Social Security covered compensation, plus .9% of any excess over his Social Security covered compensation, multiplied by years of credited service, up to a maximum of 43.75 years. Employees attaining age 55 and 15 years of service may elect early retirement and receive the benefit that would otherwise be payable at his/her normal retirement date, reduced 0.4% for each month that benefit commencement precedes such date.

401(K) PLAN DEFERRED COMPENSATION

The Company maintains the 401(k) Savings Investment Plan (the “401(k) Plan”), a qualified 401(k) plan, to provide tax-advantaged savings vehicles to all employees, including named executive officers.  The Company makes matching contributions to the 401(k) Plan to encourage employees to save money for their retirement.  This plan, and the Company's contributions to it, enhances the range of benefits that the Company offers all employees and the Company's ability to attract and retain employees.  Under the terms of the 401(k) Plan, qualified employees may defer up to 15% (changing to 75% for years after 2007) of their eligible pay.  The Company's matching contributions to named executive officers under the 401(k) Plan is determined by the level of participation and contribution of each named executive officer and is described in the Summary Compensation Table.

DIRECTORS’ COMPENSATION

The following table sets forth information concerning the fees earned or paid-in cash, the aggregate grant date fair value of awarded stock options computed in accordance with FAS 123R and all other compensation paid or granted to the directors of the Company who are not named executive officers for the year ended December 31, 2007.  For additional information regarding compensation of the Company’s directors in 2007, see “Director Compensation and Committees” which appears earlier in this proxy statement.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Nonqualified Deferred Compensation ($)	All Other Compensation(5) ($)	Total ($)

Kenneth I. Watchmaker	$35,000	$2,055(1)	—	$2,500	$39,555
James S. Marcus	35,000	2,055(1)	—	5,000	42,055
John C. Garrels III	30,000	2,055(1)	$12,164(4)	—	42,220
Frederick H. Joseph	23,000	2,055(1)	—	5,000	30,055
Mark N. Kaplan	23,000	2,055(1)	19,268(4)	—	44,323
Natalie S. Marcus	23,000	2,055(1)	—	—	25,055
Gilbert K. Gailius	23,000	2,055(2)	—	5,000	30,055
Leo R. Breitman	23,000	2,055(3)	—	5,000	30,055

(1)
Messrs. Kenneth I. Watchmaker, James S. Marcus, John C. Garrels III, Frederick H. Joseph, Mark N. Kaplan and Mrs. Natalie S. Marcus have the right to acquire 5,000 shares of Common Stock, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.

(2)	Mr. Gilbert K. Gailius has the right to acquire 3,000 shares of Common Stock, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.
(3)	Mr. Leo R. Breitman has the right to acquire 2,500 shares of Common Stock, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.
(4)
The Company accrued interest for Messrs. John C. Garrels III and Mark N. Kaplan on their deferred directors’ compensation at the prime rate at the Bank of America, Boston on a quarterly basis. The prime rate exceeded the applicable federal long-term rate by more than 120% in each quarter. The above market portion of the interest accrued in 2007 for Messrs. Garrels and Kaplan was $9,664 and $14,268, respectively.

(5)	All Other Compensation includes donations by the Company to qualified charitable organizations pursuant to the Directors Matching Gift Program.

PROPOSAL 2
APPROVAL OF THE COMPANY’S AMENDED AND RESTATED
1999 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

Stockholders are being asked to approve the Amended and Restated 1999 Stock Option Plan for Non-Employee Directors (the "Amended and Restated 1999 Plan"), which amends and restates the 1999 Stock Option Plan for Non-Employee Directors (the "1999 Plan"), to increase by 50,000 the number of shares of Common Stock reserved and available for issuance under the plan and to extend the term of the plan to July 1, 2019.

Amendment and Restatement of the 1999 Plan

Increase in Shares

On July 1, 1999, the Company established its 1999 Plan under which non-employee directors may be granted non-qualified options (the "Options") to purchase shares of Common Stock.  The maximum number of shares of Common  Stock that may currently be issued pursuant to the 1999 Plan is 50,000 shares.   Pursuant to the 1999 Plan, on July 1, 1999, each non-employee member of the Board was granted an Option to purchase 1,000 shares of Common Stock.  On each July 1 thereafter, each non-employee member  of the Board receives an automatic grant of an Option with respect to 500 shares of Common Stock.  Each new non-employee member of the Board who has not previously been a non-employee member of the Board during the term of the 1999 Plan is granted, on the date he or she is elected to the Board during the term of the 1999 Plan, an Option to purchase 1,000 shares of Common Stock.  No Options may be granted under the 1999 Plan on or after July 1, 2009.  As of March 14, 2008, 35,500 shares of Common Stock were issuable upon the exercise of outstanding Options and an aggregate of 14,500 shares of Common Stock remained available for future issuance.

The Board believes that increasing the number of shares of Common Stock reserved and available for issuance under the 1999 Plan will enhance the Company’s flexibility in connection with providing long−term equity incentives and enable the Company to compensate non-employee members of the Board and to provide incentives to such members that are linked directly to stockholder value and will therefore inure to the benefit of all stockholders of the Company.  Accordingly the Board approved the Amended and Restated 1999 Plan, subject to stockholder approval of this proposal 2, to increase the aggregate number of available shares by 50,000, for a total of 100,000 shares of Common Stock reserved and available for issuance under the Amended and Restated 1999 Plan.

Extension of Term

As stated above, no Options may be granted under the 1999 Plan on or after July 1, 2009.  The Board believes that extending the term of the 1999 Plan will further enhance the Company’s flexibility in connection with providing long−term equity incentives and enable the Company to compensate non-employee members of the Board and to provide incentives to such members.  Accordingly, the Amended and Restated 1999 Plan approved by the Board, subject to stockholder approval of this proposal 2, extends the period during which Options may be granted under the plan to July 1, 2019.

Material Features of the Amended and Restated 1999 Plan

The text of the Amended and Restated 1999 Plan is set forth as Appendix A to this proxy statement.  In addition, the material features of the Amended and Restated 1999 Plan are described below.  The following description is intended to be a summary, and does not purport to be a complete statement, of the principal terms of the Amended and Restated 1999 Plan.  Accordingly, this summary is qualified in its entirety by reference to Appendix A.

General; Purpose

The purpose of the Amended and Restated 1999 Plan is to enable the Company to compensate non-employee members of the Board and to provide incentives to such members, which incentives are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.  The Compensation Committee of the Board, or any other committee the Board may subsequently appoint, administers the 1999 Plan and will administer the Amended and Restated 1999 Plan, which, if it is approved by stockholders, will supersede the 1999 Plan.

Eligibility

As of March 14, 2008, there were seven non-employee directors who were participants under the 1999 Plan and who will also be participants under the Amended and Restated 1999 Plan.  Like the 1999 Plan, the Amended and Restated 1999 Plan provides that non-employee members of the Board are eligible to receive Options.  Each participant receiving an Option shall enter into a stock option agreement with the Company, which agreement shall set forth, among other things, the exercise price of the Option (which will be the fair market value of the Common Stock on the date of grant, as determined under the Amended and Restated 1999 Plan), the term of the Option and provisions regarding exercisability of the Option granted thereunder, which provisions shall not be inconsistent with the terms of the Amended and Restated 1999 Plan.  Under the Amended and Restated 1999 Plan, each new non-employee member of the Board who has not previously been a non-employee member of the Board during the term of the plan will be granted on the date he or she is elected to the Board during such term, an Option to purchase 1,000 shares of Common Stock.  In addition, under the Amended and Restated 1999 Plan, each non-employee member of the Board receives each year on July 1 during the term of the plan an Option to purchase 500 shares of Common Stock.

Exercise Price of Options

Under the Amended and Restated 1999 Plan, the exercise price per share of Common Stock purchasable under the Options granted shall be 100% of the fair market value of  the Common Stock on the date of  grant, as determined under the plan.  Unless otherwise determined by the Company's Compensation Committee, or other committee the Board may subsequently appoint, and based on the Company's current listing of shares of Common Stock on the AMEX, the closing sale price per share of Common Stock on the AMEX on the last preceding date on which there was a sale of Common Stock will constitute the fair market value of the Common Stock on the date of grant of an Option.

Term of Options; Vesting

Options granted under the Amended and Restated 1999 Plan will each have ten-year terms measured from the grant date and fully vest six months from the grant date.

Expiration; Amendment

Under the Amended and Restated 1999 Plan, each Option shall cease to be exercisable on the tenth anniversary of the date of grant.  Options may not be granted on or after July 1, 2019, but Options previously granted may extend beyond that date.  The Board may amend, alter, modify or discontinue the Amended and Restated 1999 Plan at any time, provided that the Board may not amend or alter the provisions of the plan relating to the amount, price and timing of awards more than once every six months, other than to comport with the Internal Revenue Code of 1986, as amended (the "Code"), or the rules thereunder, or the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.  AMEX rules currently require the Company to obtain stockholder approval of any material amendment to the Amended and Restated 1999 Plan, as determined under those rules.

Adjustments

The Amended and Restated 1999 Plan contains provisions providing for the substitution or adjustment of the aggregate number and kind of shares reserved and available for issuance under the plan and the number and option price of shares subject to outstanding Options granted under the plan in the event of any merger, reorganization, consolidation recapitalization, Common Stock dividend or other change in corporate structure affecting the Common Stock.

New Plan Benefits

The future benefits or amounts that would be received under the Amended and Restated 1999 Plan are based on the number of non-employee directors from time to time on the Board, the extent of turnover among non-employee directors on the Board and the terms of the non-employee directors.  Since the inception of the 1999 Plan, the non-employee directors have received a total of 35,500 shares of Common Stock subject to option grants received under the 1999 Plan.

Certain Federal Income Tax Consequences in respect of the Amended and Restated 1999 Plan

Certain relevant federal income tax effects applicable to Options which have been granted under the 1999 Plan, or may be granted under the Amended and Restated 1999 Plan if proposal 2 is approved by stockholders, are described below.  The following description is only a summary, and reference is made to the Code, and the regulations promulgated thereunder for a complete statement of all relevant federal income tax provisions.

A recipient of an Option granted by the Company under the Amended and Restated 1999 Plan generally will not be taxed upon the grant of an Option. Rather, at the time of exercise of an Option, the optionee will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased as a result of such exercise over the aggregate option exercise price paid with respect to such exercise.  The Company will generally be entitled to a tax deduction at the time of exercise of such Option by the optionee and in the same amount that the optionee is required to recognize as ordinary income.  If shares of Common Stock acquired upon exercise of an Option are later sold or exchanged, then the difference between the aggregate sales price and fair market value of such shares on the date that ordinary income was recognized with respect thereto will generally be taxable as long−term or short−term capital gain or loss, depending upon the length of time such shares were held by the optionee.

State income tax consequences may in some cases differ from the federal income tax consequences.  In addition, Option grants under the Amended and Restated 1999 Plan may in some instances be made to non-employee directors who are subject to tax in jurisdictions other than the United States and may result in consequences different from those described above.

The foregoing summary of the federal income tax consequences in respect of the Amended and Restated 1999 Plan is for general information only.  Interested parties should consult their own advisors as to specific tax consequences, including the application and effect of foreign, state and local tax laws.

Effect of Amended and Restated 1999 Plan

Except as described above, the Amended and Restated 1999 Plan will not materially alter any other terms of the 1999 Plan.  The proceeds received from the Company from the exercise of Options to purchase Common Stock under the Amended and Restated 1999 Plan will be used for general corporate purposes.  If the Amended and Restated 1999 Plan is not approved by stockholders, Option grants will continue to be granted in accordance with the terms of the 1999 Plan, to the extent shares of Common Stock reserved under the plan remain available, until July 1, 2009, at which time the 1999 Plan will expire, except as to Options which remain outstanding at that time.

Approval of the Amended and Restated 1999 Plan

The Board believes that stockholder approval, and thus the effectiveness, of the Amended and Restated 1999 Plan will better enable the Company to compensate non-employee members of the Board and to provide incentives to such members.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 2 TO APPROVE THE AMENDED AND RESTATED 1999 PLAN.

PROPOSAL 3
APPROVAL OF AN AMENDMENT TO THE COMPANY’S 1993 STOCK AWARD
AND INCENTIVE PLAN, AS AMENDED AND RESTATED AS OF MARCH 4, 1997,
INCLUDING RE-APPROVAL OF THE PERFORMANCE FACTORS WHICH MAY BE
APPLIED TO AWARDS UNDER THE 1993 PLAN

Stockholders are being asked to approve an amendment to the American Biltrite Inc. 1993 Stock Award and Incentive Plan, as amended and restated as of March 4, 1997 (the "1993 Plan"), to increase by 250,000 (from 550,000 to 800,000) the number of shares of Common Stock reserved for the grant of awards under the 1993 Plan.

In addition, in connection with the amendment, the Company's stockholders are being asked to re-approve the Performance Factors (as defined below) included in the 1993 Plan, the attainment of which may be made a condition to the vesting of awards made under the 1993 Plan.  The amendment also includes a technical fix to correct an administrative error included in the Performance Factors.

Amendment of the 1993 Plan

As of March 14, 2008, 266,500 shares of Common Stock were issuable upon the exercise of outstanding awards, and 266,520 shares of Common Stock remained available for the grant of awards under the 1993 Plan.  The Board believes that increasing the number of shares of Common Stock reserved for the grant of awards under the 1993 Plan will better help the Company and its subsidiaries and affiliates to afford an incentive to selected employees and independent contractors of the Company to acquire a proprietary interest in the Company, to continue as employees or independent contractors of the Company, as the case may be, to increase their efforts on behalf of the Company and to promote the success of the Company's business.  Accordingly, the Board approved, subject to stockholder approval of this proposal 3, an amendment to the 1993 Plan to increase the aggregate number of shares of Common Stock reserved for the grant of awards under the 1993 Plan by 250,000 shares (from 550,000 to 800,000).

Re-Approval of Performance Factors

Section 162(m) of the Code generally disallows deductions for publicly-held corporations with respect to compensation in excess of $1 million paid to the Chief Executive Officer and the corporation's other applicable executive officers.   However, compensation payable solely on account of attainment of one or more performance goals, or Performance Factors, is not subject to the deduction limitation if, among other things, the material terms of the performance goals under which  the compensation is to be paid are disclosed to and approved by the stockholders of the Company.  This is known as the performance-based compensation exception to Section 162(m).  Awards under the 1993 Plan may be made subject to the attainment of Performance Factors in order to qualify for this performance-based compensation exception.

A committee established by the Board shall determine the Performance Factors, if any, relating to each award granted by the Committee.  Performance Factors shall mean the criteria and objectives, determined by the Committee granting the award, which must be met as a condition of the employee's receipt of benefits with respect to any award granted by that Committee.  "Performance Factors" may include any or all of the following: (i) revenue growth; (ii) EBITDA; (iii) operating cash flow; (iv) operating income growth or level; (v) market share; (vi) working capital; (vii) net customer sales per product line; (viii) net income; (ix) earnings or earnings per share; (x) earnings from operations; (xi) return on equity or return on assets; or (xii) the extent of the increase or decrease of any one or more of the foregoing during the specified period.  Performance Factors may relate to the performance of the Company, a business unit thereof or any combination of the two.  With respect to participants who are not Covered Employees (as defined in the 1993 Plan), Performance Factors may also include such subjective performance goals as each committee may, from time to time, establish.

The stockholders of the Company are being ask to re-approve these factors so that the Company will continue to have the ability to make awards under the 1993 Plan subject to the attainment of Performance Factors and so be eligible to qualify as performance-based compensation not subject to the $1 million limit on deductible compensation that might otherwise be imposed pursuant to Section 162(m) of the Code.

Material Features of the 1993 Plan

The text of the 1993 Plan, including the amendment to increase the number of shares of Common Stock reserved for the grant of awards under the 1993 Plan by 250,000 and the re-approval of the Performance Factors included in the 1993 Plan, is set forth as Appendix B to this proxy statement.  In addition, the material features of the 1993 Plan are described below.  The following description is intended to be a summary, and does not purport to be a complete statement, of the principal terms of the 1993 Plan.  Accordingly, this summary is qualified in its entirety by reference to Appendix B.

General; Purpose

On August 12, 1993, the Board adopted, subject to stockholder approval, the American Biltrite Inc. 1993 Stock Award and Incentive Plan, authorizing certain awards of options, stock appreciation rights, limited stock appreciation rights, restricted stock, restricted stock units, dividend equivalents and other stock-based and cash-based awards (each, an "Award" and collectively, the "Awards").  The American Biltrite Inc. 1993 Stock Award and Incentive Plan was approved by stockholders on May 4, 1994.  On March 4, 1997, the Board adopted, subject to stockholder approval, amendments to the American Biltrite Inc. 1993 Stock Award and Incentive Plan and approved a restatement of it.  Those amendments (i) increased from 400,000 to 550,000 the number of shares available for Awards granted under the amended and restated plan; (ii) limited the number of shares subject to award in each year as stock appreciation rights, limited stock appreciation rights, restricted stock and restricted stock units to 100,000 per employee to enable such stock appreciation rights, limited stock appreciation rights, restricted stock and restricted stock units granted under the amended and restated plan to qualify as performance-based compensation within the meaning of Section 162(m) of the Code; (iii) limited the number of shares subject to award in each year as any other type of stock-based Award to 100,000 per employee and limited the value of any cash-based Award granted in any year to $100,000 per employee to enable such other stock-based and cash-based Awards to qualify as performance-based compensation within the meaning of Section 162(m) of the Code; (iv) established objective performance goals for the vesting of certain Awards granted under the amended and restated plan to enable such Awards to qualify as performance-based compensation within the meaning of Section 162(m) of the Code; and (v) permitted the administration of the amended and restated plan by both the Company’s Compensation Committee and the Stock Award Committee.  The amended and restated plan was approved by stockholders on May 12, 1997.

The purpose of the 1993 Plan is to afford an incentive to selected employees and independent contractors of the Company to acquire a proprietary interest in the Company, to continue as employees or independent contractors of the Company, as the case may be, to increase their efforts on behalf of the Company and to promote the success of the Company's business.  The 1993 Plan  provides that  it shall be administered by a  committee or committees of  the Board (or a subcommittee thereof) established for that purpose (the "Committee" or "Committees").  To the extent it is desirable for Awards made under the 1993 Plan to qualify as performance-based  compensation within the meaning of Section 162(m) of the Code or to obtain exemptive relief under the provisions of Rule 16b-3 under the Exchange Act, the Committee shall be constituted so as to comply with applicable requirements.  The 1993 Plan is currently administered by two committees of the Board, the Compensation Committee and the Stock Award Committee.  The Stock Award Committee was specifically established by the Board to grant Awards to the executive officers of the Company (including the Chief Executive Officer and the other four most highly compensated executive officers).  Each Committee has the authority to determine the terms and provisions of the agreements entered into with respect to Awards and such agreements need not be identical for each Award recipient. The 1993 Plan contains provisions regarding equitable adjustment in the terms of Awards in the event of certain corporate events, such as reorganizations, mergers, recapitalizations and stock splits.  Except as otherwise specified in the 1993 Plan, the term of each Award is as determined by the committee granting the Award.

Eligibility

The respective Committee designates in its discretion the employees and independent contractors to be granted Awards under the 1993 Plan and determine the type and amount of each Award.  The respective Committees also determine the timing of Awards granted under the 1993 Plan.  Accordingly, the amount of any such future Awards and the recipients thereof are not determinable at this time.  As of March, 2008, there were approximately 346 employees and no independent contractors eligible to receive Awards under the 1993 Plan.  Awards made in or based upon shares of Common Stock to any individual may not exceed 100,000 shares in any one calendar year.  Additionally, Awards consisting of cash, including cash awarded as a bonus or upon the attainment of specified performance criteria, shall not exceed $100,000 in any calendar year.

Amendment

The Board may at any time and from time to time alter, amend, suspend or terminate the 1993 Plan in whole or in part.  In order to satisfy the requirements of Section 162(m) of the Code, certain amendments to the 1993 Plan for such amendments must be approved by the Company's stockholders.  Under the 1993 Plan, no amendment shall affect adversely any of the rights under any Award theretofore granted under the 1993 Plan of any recipient, without such recipient's consent.

Stock Options

Each committee is authorized to grant options for the purchase of shares of Common Stock under the 1993 Plan and each option granted under the 1993 Plan will be designated as a nonqualified stock option ("NQSO") or as an incentive stock option ("ISO").

The per share exercise price of an option is determined by the Committee granting the option but may not be less than the fair market value of a share of the Common Stock on the date of grant of such option (or, under current law, 110% of the fair market value of a share of Common Stock on the date of grant of an ISO if the recipient of the ISO owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries or affiliates), as determined under the 1993 Plan.  Unless otherwise determined by the applicable Committee and based on the Company's current listing of shares of Common Stock on the AMEX, the closing sale price per share of Common Stock on the AMEX on the last preceding date on which there was a sale of Common Stock will constitute the fair market value of the Common Stock on the date of grant of an option under the 1993 Plan.  The per share exercise price of an option may be paid in cash or by an exchange of Common Stock owned by the grantee, or a combination of both, in an amount having a combined fair market value equal to such exercise price.

An option may not be exercised unless the grantee is then in the employ of, or then maintains an independent contractor relationship with, the Company, subject to extensions of exercisability contained in applicable award agreements.  Any ISO may only be granted under the 1993 Plan to an employee.  Unless otherwise determined by the Committee granting the options, an Option may not be exercised unless the optionee is then in the employ of, or then maintains an independent contractor relationship with, the Company or one of its subsidiaries or affiliates and unless the optionee has remained continuously so employed or has continuously maintained such relationship since the date of grant of the Option.  Options may be subject to such other conditions as the Committee granting the options may determine, including restrictions on transferability of the shares acquired upon exercise of such options and restrictions pertaining to ISOs under Section 422 of the Code.

Stock Appreciation Rights and Limited Stock Appreciation Rights

A stock appreciation right ("SAR") is a right to be paid an amount measured by the appreciation in the fair market value of the Common Stock  from the date of  the  grant to the  date of exercise of the right.  A limited stock appreciation right ("LSAR") is a right to receive with respect to each share subject thereto, automatically upon the occurrence of a Change in Control (as defined in the 1993 Plan) of the Company, an amount equal to the excess of (i) the Change in Control Price (as defined in the 1993 Plan) (in the case of an LSAR granted in tandem with an ISO, the fair market value of one share on the date of such Change in Control) over (ii) the grant price of the LSAR (which in the case of a LSAR granted in tandem with an option shall be equal to the exercise price of the underlying option and which in the case of any other LSAR shall be such price as the Committees granting the LSAR determine), subject to certain specified conditions.

Unless the Committee with authority to grant the relevant Award determines otherwise, a SAR or a LSAR (i) granted in tandem with a NQSO may be granted at the time of grant of the related NQSO or at any time thereafter or (ii) granted in tandem with an ISO may only be granted at the time of the grant of the related ISO.  A SAR or LSAR granted in tandem with an option shall be exercisable only to the extent the underlying option is exercisable.

Restricted Stock and Restricted Stock Units

Restricted stock is stock that may be subject to certain restrictions and to a substantial risk of forfeiture.  Restricted stock granted under the 1993 Plan shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee granting the Award may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances and in such installments, or otherwise, as the Committee granting the Award may determine.  Upon termination of a grantee's employment or independent contractor relationship with the Company during the applicable restriction period, restricted stock and any accrued but unpaid dividends or Dividend Equivalents (as defined below under "– Other Awards") that are at that time subject to restrictions shall be forfeited, subject to certain specified conditions.

Restricted stock units represent the right to receive Common Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of specified performance or other criteria.  Delivery of Common Stock or cash, as determined by the Committee granting the restricted stock unit, will occur upon expiration of the deferral period specified for restricted stock units by the Committee granting the restricted stock unit.

Restricted stock units shall also be subject to such restrictions as the Committee granting the restricted stock unit may impose, at the date of grant or thereafter, which restrictions may lapse at the expiration of the deferral period or at earlier or later specified times, separately or in combination, in installments or otherwise, as the Committee granting the restricted stock units may determine.  Upon termination of a grantee's employment or termination of a grantee's independent contractor relationship during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of Common Stock or cash to which such restricted stock units relate, all restricted stock units held by the grantee that are then subject to deferral or restriction shall be forfeited, subject to certain specified conditions.

Other Awards

The Committees are authorized to grant Common Stock as a bonus, or to grant other Awards in lieu of Company commitments to pay cash under other plans or compensatory arrangements, as set forth in the 1993 Plan.  The Committees are also authorized to grant cash, Common Stock or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock ("Dividend Equivalents") under specified terms and conditions.  In addition, the Committees are authorized to grant other stock-based Awards as an element of or supplement to any other Award under the 1993 Plan as deemed by the Committee granting the Award to be consistent with the purposes of the 1993 Plan.

Change of Control

All outstanding Awards granted under the 1993 Plan that were not previously exercisable and vested will become fully vested and exercisable upon a change of control of the Company, as determined under the 1993 Plan.  See "Change of Control Arrangements."

New Plan Benefits

The future benefits or amounts that would be received under the 1993 Plan are discretionary and are therefore not determinable at this time.  In addition, the benefits or amounts which would have been received by or allocated to employees and independent contractors of the Company for 2007 if this amendment to the 1993 Plan had been in effect cannot be determined.

The table below shows, as to the named executive officers and the other individuals and groups indicated, the number of shares of Common Stock underlying options granted under the 1993 Plan that are outstanding as of  March 18, 2008.

Name and Position	Number of Shares of Common Stock Underlying Options

Roger S. Marcus, Chairman of the Board and Chief Executive Officer	100,000

Richard G. Marcus, President and Chief Operating Officer	100,000

William M. Marcus, Executive Vice President and Treasurer	80,000

All current executive officers as a group	88,000

All current directors who are not executive officers as a group	—

Mark N. Kaplan, nominee for director	—

Natalie S. Marcus, nominee for director	—

William M. Marcus, nominee for director	80,000

Kenneth I. Watchmaker, nominee for director	—

Each associate of any non-employee directors, executive officer or nominees	—

Each other person who received or is to receive five percent of awards under the 1993 Plan	—

All employees, including all current officers who are not executive officers, as a group	148,500

Certain Federal Income Tax Consequences in respect of the 1993 Plan

Certain relevant federal income tax effects applicable to Awards which have been made under the 1993 Plan, or may be made under the 1993 Plan if proposal 3 is approved by stockholders, are described below.  The following description is only a summary, and reference is made to the Code and the regulations promulgated thereunder for a complete statement of all relevant federal income tax provisions.

Non-Qualified Stock Options

An optionee generally will not be taxed upon the grant of a NQSO. Rather, at the time of exercise of such NQSO, the optionee will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased as a result of such exercise over the option exercise price paid with respect to such exercise.  The Company will generally be entitled to a tax deduction at the time of the exercise of such NQSO by the optionee and in the same amount that the optionee is required to recognize as ordinary income. If shares of Common Stock acquired upon exercise of a NQSO are later sold or exchanged, then the difference between the aggregate sales price and fair market value of such shares on the date that ordinary income was recognized with respect thereto will generally be taxable as long−term or short−term capital gain or loss, depending upon the length of time such shares were held by the optionee.

Incentive Stock Options

An optionee will not recognize any taxable income at the time of grant or timely exercise of an ISO and the Company will not be entitled to a tax deduction with respect to such grant or exercise.  Exercise of an ISO may, however, give rise to taxable compensation income subject to applicable withholding taxes, and a tax deduction to the Company, if the ISO is not exercised on a timely basis (generally, while the optionee is employed by the Company or within 90 days after termination of employment) or if the optionee subsequently engages in a "disqualifying disposition," as described below.  The amount by which the fair market value of the Common Stock on the exercise date of an ISO exceeds the exercise price generally will increase the optionee's "alternative minimum taxable income."

A sale or exchange by an optionee of shares acquired upon the exercise of an ISO more than one year after the shares were acquired by such optionee pursuant to the exercise of an ISO and more than two years after the date of grant of the ISO will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain (or loss) to the optionee.  If such sale or exchange takes place within two years after the date of grant of the ISO or within one year from the date the shares were acquired by the optionee pursuant to the exercise of an ISO, such sale or exchange will generally constitute a "disqualifying disposition" of such shares that will have the following results: any excess of (i) the lesser of (a) the fair market value of the shares at the time of exercise of the ISO and (b) the amount realized on such disqualifying disposition of the shares over (ii) the ISO exercise price for such shares, will be ordinary income to the optionee, subject to applicable withholding taxes, and the Company will be entitled to a tax deduction in the amount of such income, and any further gain or loss after the date of exercise generally will qualify as capital gain or loss and will not result in any deduction by the Company.

State income tax consequences may in some cases differ from the federal income tax consequences.  In addition, Awards under the 1993 Plan may in some instances be made to employees and independent contractors of the Company who are subject to tax in jurisdictions other than the United States and may result in consequences different from those described above.  The foregoing summary of the income tax consequences in respect of the 1993 Plan is for general information only.  Interested parties should consult their own advisors as to specific tax consequences, including the application and effect of foreign, state and local tax laws.

Effect of the 1993 Plan

Except as described above, the proposed amendment of the 1993 Plan will not alter any other terms of the 1993 Plan.  The proceeds received from the Company from the exercise of certain Awards to purchase Common Stock under the 1993 Plan will be used for general corporate purposes.  If the amendment to the 1993 Plan is not approved by stockholders, the Committees will continue to grant Awards under the 1993 Plan until such time as there are no longer any shares of Common Stock reserved for the grant of Awards.

Approval of the 1993 Plan

The Board believes that stockholder approval, and thus the effectiveness, of the proposed amendment of the 1993 Plan will better enable the Company to afford an incentive to selected employees and independent contractors of the Company to acquire a proprietary interest in the Company, to continue as employees or independent contractors of the Company, as the case may be, to increase their efforts on behalf of the Company and to promote the success of the Company's business.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 3 TO APPROVE THE AMENDMENT TO THE 1993 PLAN AND RE-APPROVE THE PERFORMANCE FACTORS WHICH MAY BE APPLIED TO AWARDS UNDER THE 1993 PLAN.

On March 14, 2008, the last reported sale price of the Common Stock on the AMEX was $6.50.

The following table sets forth information regarding the Company's equity compensation plans as of December 31, 2007.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in Column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders	266,500	$10.06	266,520
Equity Compensation Plans Not Approved by Security Holders	35,500	12.19	14,500

Total	302,000	10.31	281,020(1)

(1)
Includes 266,520 shares of Common Stock available for issuance under the 1993 Plan.  In addition to stock options, awards under the 1993 Plan may take the form of SARs, LSARs, restricted stock,  restricted stock units and other stock awards specified in the 1993 Plan.  If such awards are granted, they will reduce the number of shares of Common Stock available for issuance pursuant to future stock option awards.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2007, the Company retained the services of the law firm Skadden, Arps, Slate, Meagher & Flom LLP for a variety of legal matters.  The Company has retained Skadden, Arps, Slate, Meagher & Flom LLP during 2008 and proposes to retain that firm during the remainder of 2008.  Mr. Mark N. Kaplan is Of Counsel to Skadden, Arps, Slate, Meagher & Flom LLP.  The Company and Congoleum employ certain immediate family members of the Company's executive officers.  In no case did compensation paid to any of these individuals exceed $120,000 in 2007.

On December 31, 2003, the Congoleum filed a voluntary petition with the United States Bankruptcy Court for the District of New Jersey (Case No. 03-51524) seeking relief under Chapter 11 of the United States Bankruptcy Code as a means to resolve claims asserted against it related to the use of asbestos in its products decades ago.

Pursuant to the terms of a personal services agreement, the Company's Chairman and Chief Executive Officer,  Mr. Roger Marcus, serves as the Chairman, President  and  Chief  Executive Officer of Congoleum and the Company's President and Chief Operating Officer, Mr. Richard Marcus, serves as Vice Chairman of Congoleum, in consideration for certain payments from Congoleum to the Company.  See "Proposal 1 – Executive Compensation." The personal services agreement expires on the earlier of (a) the effective date of a plan of reorganization for Congoleum, following a final order of confirmation, or (b) September 30, 2008.  The Company's Vice President-Finance and Chief Financial Officer, Mr. Howard Feist III, is also Congoleum's Chief Financial Officer.  In addition, Mr. Mark Kaplan, a director of the Company, also serves as a director of Congoleum.

Pursuant to the terms of a business relations agreement between the Company and Congoleum (i) Congoleum granted the Company the right to purchase Congoleum's vinyl and vinyl composition tile at a price equal to the lower of 120% of Congoleum's fully absorbed manufacturing costs for such tile and the lowest price paid by any of Congoleum's other customers and the exclusive right and license (including the right to sublicense) to distribute such tile in Canada, subject  to Congoleum's  right  to  make direct sales  in Canada, and  (ii) the Company granted Congoleum the non-exclusive right to purchase floor tile and urethane from the Company at a price equal to the lower of 120% of the Company's fully absorbed manufacturing costs for such products and the lowest price charged by the Company to any of its other customers.  For the year ended December 31, 2007, the Company had purchases of $1.2 million from and sales of $4.7 million to Congoleum pursuant to the business relations agreement.  Also, under the business relations agreement, Congoleum may distribute tile in Canada in exchange for a royalty payable to the Company by Congoleum of 50% of Congoleum's gross profit on such sales.  For 2007, Congoleum paid $865 thousand in royalties to the Company pursuant that right to distribute tile in Canada.  The business relations agreement expires on the earlier of (a) the effective date of a plan of reorganization for Congoleum, following a final order of confirmation, or (b) September 30, 2008.

Pursuant to terms of a licensing agreement between the Company's subsidiary, American Biltrite (Canada) Ltd. ("ABI (Canada)"), and Congoleum, Congoleum granted a license to ABI (Canada) for use of Congoleum's technology to manufacture non-PVC flooring products.  The licensing fee ranges from 3% to 5% of sales.  Based on development costs incurred by ABI (Canada), royalties will not become due and payable until royalties owed Congoleum exceed $100,000.  There were no payments made by ABI (Canada) to Congoleum under this arrangement for 2007.

The Company, Congoleum and certain other parties are parties to a joint venture agreement pursuant to which the Company contributed the assets and certain liabilities of its United States flooring business to Congoleum in 1993 in return for cash and an equity interest in Congoleum. Pursuant to the joint venture agreement, the Company is obligated to indemnify Congoleum for liabilities incurred by Congoleum which were not assumed by Congoleum pursuant to the joint venture agreement, and Congoleum is obligated to indemnify the Company for, among other things, all liabilities relating to the Company's former United States tile flooring operations.   Unpaid amounts owed by Congoleum to the Company pursuant to Congoleum's indemnification obligations under the joint venture agreement as of December,31 2007 totaled approximately $3 million, which remain unpaid due to Congoleum's current Chapter 11 case and are expected to be eliminated without payment as part of any confirmed plan of reorganization for Congoleum.

The proposed joint plan of reorganization for Congoleum currently pending in the Bankruptcy Court includes certain terms that would govern an intercompany settlement and ongoing intercompany arrangements among the Company and its subsidiaries and reorganized Congoleum which would be effective when the joint plan takes effect and would have a term of two years.  Those intercompany arrangements include the provision of management services by the Company to reorganized Congoleum and other business relationships substantially consistent with their traditional relationships.  The joint plan provides that the final terms of the intercompany arrangements among the Company and its subsidiaries and reorganized Congoleum will be memorialized in a new agreement to be entered into by reorganized Congoleum and American Biltrite in form and substance mutually agreeable to the future claimants' representative, the official committee of bondholders, the official asbestos claimants' committee and the Company.

There can be no assurance that a plan of reorganization for Congoleum will be confirmed in a timely manner or at all.  In addition, there can be no assurance that the Company, Congoleum and other applicable Congoleum constituencies will be able to reach agreement on the terms of any management services proposed to be provided by the Company to reorganized Congoleum or any other proposed business relationships among the Company and its affiliates and reorganized Congoleum.  Any plan of reorganization for Congoleum that may be confirmed may have terms that differ significantly from the terms contemplated by the version of the plan referred to in this report, including with respect to any management services that may be provided by American Biltrite to reorganized Congoleum and the Company's claims and interests and other business relationships with reorganized Congoleum.

The Company has policies and procedures for the review, approval and ratification of related person transactions that are required to be reported under Regulation S-K, Item 404(a) under the Exchange Act.  As part of these policies and procedures and pursuant to the charter for the Company's Audit Committee, the Audit Committee is responsible for reviewing and providing oversight of related person transactions.   In addition, the Company's written corporate policies provide policies and procedures regarding conflicts of interests that the officers or employees may have with regard to the Company.  Other aspects of the Company's policies and procedures for the review, approval and ratification of related person transactions are not contained in a formal writing but have been communicated to, and are periodically reviewed with, the Company's directors and executive officers.

Generally, prior to a director or executive officer entering into a related person transaction with the Company, the facts and circumstances pertaining to the transaction, including any direct or indirect material interest the director or executive officer or his or her immediate family members may have in the transaction, must be disclosed to the Audit Committee members and the Board.  When a proposed related person transaction is submitted to the Board, the Board will decide whether to authorize the Company to enter into the proposed transaction.  If a director has a personal interest in the proposed transaction, he or she may not participate in any review, approval or ratification of the proposed transaction.  In their review of the proposed related person transaction, the Audit Committee and Board consider relevant facts and circumstances, including (if applicable):  the benefits to the Company; the impact on a director's independence in the event the person in question is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties.  Related person transactions are approved only if, based on the facts and circumstances, they are in, or not inconsistent with, the best interests of the Company and its shareholders, as the Board determines in good faith.

The Company monitors and periodically inquires of its directors and executive officers as to whether they may have any direct or indirect material interest in a related person transaction with the Company, and the Company's written corporate policies require its employees and officers to report to the Company's management conflicts of interest they may have with regard to the Company.

Natalie S. Marcus, Richard G. Marcus, Roger S. Marcus, William M. Marcus and Cynthia S. Marcus together beneficially own approximately 55.9% of the outstanding Common Stock as of March 10, 2008.  These individuals have identified themselves as persons who have in the past taken, and may in the future take, actions which direct or cause the direction of the management of the Company, and their voting of shares of Common Stock in a manner consistent with each other.  Accordingly, these individuals may be deemed to constitute a “group” within the meaning of Section 13(d)(3) of the Exchange Act and  Rule 13d-5 thereunder.

CHANGE OF CONTROL ARRANGEMENTS

Under the terms of the Company's 1993 Plan, all outstanding awards granted under that plan that were not previously exercisable and vested will become fully vested and exercisable if:  (i) any person (other than an exempt person (as defined in the succeeding sentence)) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years, individuals who at the beginning of that two-year period constitute the entire Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction of the type referred to in clauses (i), (iii) or (iv) of this paragraph) whose  election to the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then in office who either were directors at the beginning of that two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board; (iii) the Company's stockholders approve a merger or consolidation of the Company with any other corporation, other than (a) a merger or consolidation which would result in the Company's voting securities outstanding immediately prior to the consummation of that transaction representing 50% or more of the combined voting power of the surviving or parent entity outstanding immediately after the merger or consummation or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which   no person (other than an exempt person) acquires 50% or more of the combined voting power of the Company's   then outstanding voting securities; or (iv) the Company's stockholders approve a plan of complete liquidation of the Company or an agreement for the sale of all, or substantially all of, the Company's assets (or any transaction having  a similar effect).  For purposes of the 1993 Plan, an "exempt person" means (a) the Company, (b) any trustee or  other fiduciary holding securities under an employee benefit plan of the Company, (c) any corporation owned, directly or indirectly, by the Company's stockholders in substantially the same proportions as their ownership of the Company, or (d) any person or group of persons who, immediately prior to the adoption of the 1993 Plan owned more than 50% of the combined voting power of the Company's then outstanding voting securities. Currently, no named executive officer holds any unvested options granted under the 1993 Plan.

RELATIONSHIP WITH REGISTERED INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has selected Ernst & Young LLP as the Company’s registered independent public accountants to audit the financial statements of the Company for 2008.  Information relating to the fees billed to the Company and Congoleum by Ernst & Young LLP for 2006 and 2007 are as follows:

Audit Fees

The aggregate fees and expenses billed by Ernst & Young LLP for professional services rendered for the audit of the financial statements of the Company and Congoleum for 2006 and 2007 and the reviews of the Company's  and Congoleum’s quarterly financial statements included in the Company's and Congoleum’s respective Quarterly Reports on Form 10-Q for 2006 and 2007 were $1,116,900 and $1,196,000, respectively ($393,000 in 2006 and $425,000 in 2007 of such fees were for services provided to Congoleum).

Audit Related Fees

The aggregate fees and expenses billed in 2006 and 2007 by Ernst & Young LLP for professional services rendered to the Company and Congoleum for audit related services which were primarily related to services with respect to the Company’s and Congoleum’s internal controls in preparation for compliance with Section 404 of the Sarbanes Oxley Act of 2002 for 2006 and 2007 were $143,700 and $162,300, respectively ($19,000 in 2006 and $54,000 in 2007 of such fees were for services provided to Congoleum).

Tax Fees

The aggregate fees billed in 2006 and 2007 by Ernst & Young LLP for tax services provided to the Company and Congoleum related to tax compliance, tax advice, tax planning and tax examination assistance were $109,700 and $53,000 respectively ($0 in 2006 and $5,700 in 2007 of such fees were for services provided to Congoleum).

All Other Fees

The aggregate fees billed in 2006 and 2007 by Ernst & Young LLP for all other services rendered to the Company other than those mentioned above were $4,200 and $56,000, respectively ($0 in 2006 and $56,000 in 2007 of such fees were for services provided to Congoleum.).  The fees related to services provided in connection with providing assistance with a subsidiary’s renewal of its exporter status and with Congoleum in its response to a Securities and Exchange Commission comment letter.

Fees for services provided by Ernst & Young LLP to Congoleum are approved by Congoleum’s audit committee. The Company’s Audit Committee does not pre-approve Ernst & Young LLP’s fees for services it provides to Congoleum but considers the amounts of such fees paid when making judgments regarding Ernst & Young LLP’s independence. All audit related services, tax services and other services provided by Ernst & Young LLP, other than those provided to Congoleum, were pre-approved by the Audit Committee, which concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee’s pre-approval policies and procedures are to review proposed Ernst & Young LLP audit, audit-related, tax and other services and pre-approve such services specifically described by the Audit Committee on an annual basis. In addition, individual engagements anticipated to exceed pre-established thresholds must be separately approved by the Audit Committee. Pursuant to those policies and procedures, the Audit Committee may delegate to one or more members of the Audit Committee pre-approval authority with respect to permitted services. The Audit Committee did not approve any services described above pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X of the regulations promulgated by the Securities and Exchange Commission.

Representatives of Ernst & Young LLP are expected to be present at the Meeting, will be given an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

SHAREHOLDER COMMUNICATION POLICY

The Company has established procedures for shareholders to communicate directly with the Board of Directors on a confidential basis.  Shareholders who wish to communicate with the Board or with a particular director may send a letter to the Secretary of the Corporation at 57 River Street, Wellesley Hills, Massachusetts 02481 Attention: Henry W. Winkleman.  The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication" or "Shareholder-Director Communication." All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the Board of Directors or individual Directors addressed, as applicable. To the extent that a shareholder wishes the communication to be confidential, such shareholder must clearly indicate on the envelope that the communication is "confidential."  The Secretary will then forward such communication, unopened, to the Chairman of the Board of Directors.

SUPPLEMENTAL INFORMATION

On December 31, 2003, Congoleum filed a petition for reorganization under Chapter 11 of the United States Bankruptcy Code. Roger S. Marcus, Richard G. Marcus and Howard N. Feist III were executive officers of Congoleum at the time of such filing and continue to serve in those capacities.  Also, Roger S. Marcus, Richard G. Marcus, William M. Marcus and Mark N. Kaplan were directors of Congoleum Corporation at the time of such filing and continue to serve in those capacities.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the Company’s 2009 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at the Company’s principal executive offices by December 11, 2008.  In order for stockholder proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Company at the Company’s principal executive offices by February 24, 2009.

OTHER MATTERS

Management of the Company has no knowledge of any other matters which may come before the Meeting and does not itself intend to present any such other matters.  However, if any such other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their best judgment.

By Order of the Board of Directors
AMERICAN BILTRITE INC.

Henry W. Winkleman
Secretary

Wellesley Hills, Massachusetts
April 10, 2008

APPENDIX A

AMERICAN BILTRITE INC.
AMENDED AND RESTATED
1999 STOCK OPTION PLAN
FOR NON-EMPLOYEE DIRECTORS

Section 1.	General Purpose of Plan; Definitions.

The name of this plan is the American Biltrite Inc. Amended and Restated 1999 Stock Option Plan for Non-Employee Directors (the "Plan"). The purpose of the Plan is to enable the Company (as defined below) to compensate non-employee members of the Board (as defined below) and to provide incentives to such members, which incentives are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)           "Board" means the Board of Directors of the Company.

(b)           "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(c)           "Committee" means the Compensation Committee of the Board, or any other committee the Board may subsequently appoint to administer the Plan. The Committee shall be composed entirely of directors who meet the qualifications referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

(d)           "Company" means American Biltrite Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

(e)           "Fair Market Value" shall mean, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee in good faith, the per share Fair Market Value of Stock as of a particular date shall mean (i) the closing sale price per share of Stock on the national securities exchange on which the Stock is principally traded for the last preceding date on which there was a sale of such Stock on such exchange, or (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market, or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

(f)           "Nonqualified Stock Option" means any Stock Option that is not an "incentive stock option" within the meaning of Section 422 of the Code.

(g)           "Plan" has the meaning set forth in the first paragraph hereof.

(h)           "Securities Act" means the Securities Act of 1933, as amended.

(i)           "Stock" means the Company's presently authorized Common Stock, par value $0.01 per share, except as this definition may be modified pursuant to Section 3 hereunder to include shares which are substituted for, or represent adjustments to, the Company's Common Stock, par value $0.01 per share, or other Stock.

(j)           "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

Section 2.	Administration.

The Plan shall be administered by a Committee of not less than two persons, who shall be appointed by the Board and who shall serve at the pleasure of the Board.

Section 3.	Stock Subject to Plan; Substitutions and Adjustments

The total number of shares of Stock reserved and available for issuance under the Plan shall be 100,000. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in (a) the aggregate number and kind of shares reserved and available for issuance under the Plan and (b) the number and option price of shares subject to outstanding Stock Options granted under the Plan as may be determined by the Committee, provided that the number of shares subject to any award shall always be a whole number.

Section 4.	Eligibility.

Each non-employee member of the Board shall receive Nonqualified Stock Options in accordance with the provisions of Section 5.

Section 5.	Stock Options.

(a)           Stock Options shall be granted in the following manner:

(i)           On July 1, 1999, each non-employee member of the Board shall be granted a Nonqualified Stock Option to purchase 1,000 shares of Stock;

(ii)           On each July 1 thereafter during the term of the Plan, each non-employee member of the Board shall be granted a Nonqualified Stock Option to purchase 500 shares of Stock; and

(iii)           Each new non-employee member of the Board who has not previously been a non-employee member of the Board during the term of the Plan shall be granted, on the date he or she is elected to the Board during the term of the Plan, a Nonqualified Stock Option to purchase 1,000 shares of Stock.

(b)           Stock Options granted under the Plan shall be subject to the terms and conditions set forth below.

(i)           The exercise price per share of Stock purchasable under such Stock Options shall be 100% of the Fair Market Value of the Stock on the date of grant.

(ii)           Such options shall be exercisable commencing on the date which is 6 months after the date of grant by payment in full of the exercise price in cash, certified or cashier's check or delivery of Stock certificates endorsed in blank or accompanied by executed stock powers with signatures guaranteed by a national bank or trust company or a member of a national securities exchange. For these purposes, the Stock shall be valued at the Fair Market Value on the date of exercise. Payment of the exercise price with certificates evidencing shares of Stock as provided above shall not increase the number of shares available for the grant of Stock Options under the Plan.

(iii)           Each Stock Option shall cease to be exercisable on the date that is ten years following the date of grant.

(iv)           The aggregate number of shares of Stock that may be granted to any non-employee member of the Board pursuant to the Plan may not exceed 50,000 shares.

(v)           No Stock Options shall be transferable by the recipient otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the recipient's lifetime, only by the recipient or the recipient's guardian or legal representative.

(c)           Each recipient of a Stock Option shall enter into a stock option agreement with the Company, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder, which provisions shall not be inconsistent with the terms set forth herein.

Section 6.	Amendment and Termination.

The Board may amend, alter, modify or discontinue the Plan at any time, provided that the Board may not amend or alter the provisions of the Plan relating to the amount, price and timing of awards more than once every six months, other than to comport with changes in the Code, or the rules thereunder, or the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

Section 7.	Unfunded Status of Plan.

The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a recipient by the Company, nothing contained herein shall give any such recipient any rights that are greater than those of a general creditor of the Company.

Section 8.	General Provisions.

(a)           The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of laws principles thereof.

(b)           The obligation of the Company to sell or deliver shares with respect to Stock Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee. Moreover, each Stock Option is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of shares issuable pursuant to a Stock Option is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of a Stock Option, or the issuance of shares thereunder, no Stock Options shall be granted or shares issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained, free of any conditions, as acceptable to the Committee. In the event that the issuance or disposition of shares acquired pursuant to a Stock Option is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require the holder of a Stock Option receiving shares pursuant to that Stock Option, as a condition precedent to receipt of such shares, to make such representations as the Committee deems appropriate, including without limitation a representation to the Company in writing that the shares acquired by such Stock Option holder are acquired for investment only and not with a view to distribution.

(c)           Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any member of the Board any right to continued membership on such Board.

(d)           Each recipient of a Stock Option shall, no later than the date as of which the value of a Stock Option first becomes includible in the gross income of such recipient for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient.

(e)           No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

Section 9.	Effective Date of Plan.

The effective date of the Plan is July 1, 1999.

Section 10.	Term of Plan.

No Stock Option shall be granted pursuant to the Plan on or after July 1, 2019, but Stock Options previously granted may extend beyond that date.

APPENDIX B

AMERICAN BILTRITE INC.

1993 STOCK AWARD AND INCENTIVE PLAN
As Amended and Restated as of March 4, 1997

1.	Purpose; Types of Awards; Construction.

The purpose of the American Biltrite Inc. 1993 Stock Award and Incentive Plan, as amended and restated as of March 4, 1997, is to afford an incentive to selected employees and independent contractors of the Company (as defined in Section 2), or any Subsidiary (as defined in Section 2) or Affiliate (as defined in Section 2) which now exists or hereafter is organized or acquired, to acquire a proprietary interest in the Company, to continue as employees or independent contractors, as the case may be, to increase their efforts on behalf of the Company and to promote the success of the Company's business. Pursuant to Section 6 of the Plan (as defined in Section 2), there may be granted stock options (including incentive stock options and nonqualified stock options), stock appreciation rights and limited stock appreciation rights (either in connection with options granted under the Plan or independently of options), restricted stock, restricted stock units, dividend equivalents and other stock-based or cash-based awards.

2.	Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)           "Affiliate" means any entity if, at the time of granting of an Award, (i) the Company, directly or indirectly, owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity or (ii) such entity, directly or indirectly, owns at least 20% of the combined voting power of all classes of stock of the Company.

(b)           "Award" means any Option, SAR (including a Limited SAR), Restricted Stock, Restricted Stock Unit, Dividend Equivalent or Other Stock-Based Award or Cash-Based Award granted under the Plan.

(c)           "Award Agreement" means any written agreement, contract or other instrument or document evidencing an Award.

(d)           "Beneficiary" means the person, persons, trust or trusts which have been designated by a Grantee in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under the Plan upon his or her death, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(e)           "Board" means the Board of Directors of the Company.

(f)           "Cash-Based Award" means cash awarded under Section 6(h), including cash awarded as a bonus or upon the attainment of specified performance criteria or otherwise as permitted under the Plan.

(g)           "Change in Control" means a change in control of the Company which will be deemed to have occurred if:

(i)           any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than an Exempt Person), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities;

(ii)           during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this Section 2(f)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(iii)           the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined), other than an Exempt Person, acquired 50% or more of the combined voting power of the Company's then outstanding voting securities; or

(iv)           the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

(h)           "Change in Control Price" means the higher of (i) the highest price per share paid in any transaction constituting a Change in Control or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding or following a Change in Control.

(i)           "Code" means the Internal Revenue Code of 1986, as amended from time to time.

(j)           "Committee" means the committee or committees established by the Board to administer the Plan; provided, however, that to the extent desired for Awards under the Plan to comply with the applicable provisions of Section 162(m) of the Code or to obtain exemptive relief under Rule 16b-3, "Committee" means either such committee (or a subcommittee thereof) or such other committee, as the case may be, which shall be constituted to comply with the applicable requirements of Rule 16b-3 and Section 162(m) of the Code and the regulations promulgated thereunder.

(k)           "Company" means American Biltrite Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

(l)           "Covered Employee" shall have the meaning set forth in Section 162(m)(3) of the Code.

(m)           "Dividend Equivalent" means a right, granted to a Grantee under Section 6(g), to receive cash, Stock, or other property equal in value to dividends paid with respect to a specified number of shares of Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award and may be paid currently or on a deferred basis.

(n)           "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by rules, regulations, interpretive releases, rulings and cases.

(o)           "Executive Officer" shall have the meaning set forth in Rule 3b-7 under the Exchange Act.

(p)           "Exempt Person" means (i) the Company, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iii) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock or (iv) any person or group of persons who, immediately prior to the adoption of this Plan, owned more than 50% of the combined voting power of the Company's then outstanding voting securities.

(q)           "Fair Market Value" means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee in good faith, the per share Fair Market Value of Stock as of a particular date shall mean (i) the closing sales price per share of Stock on the national securities exchange on which the Stock is principally traded, for the last preceding date on which there was a sale of such Stock on such exchange, or (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market, or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

(r)           "Grantee" means a person who, as an employee or independent contractor of the Company, a Subsidiary or an Affiliate, has been granted an Award under the Plan.

(s)           "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

(t)           "Limited SAR" means a right granted pursuant to Section 6(c) which shall, in general, be automatically exercised for cash upon a Change in Control.

(u)           "NQSO" means any Option that is not an ISO.

(v)           "Option" means a right, granted to a Grantee under Section 6(b), to purchase shares of Stock. An Option may be either an ISO or an NQSO, provided that ISO's may not be granted to independent contractors.

(w)           "Other Stock-Based Award" means a right or other interest granted to a Grantee under Section 6(h) that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including, but not limited to (i) unrestricted Stock awarded as a bonus or upon the attainment of specified performance criteria or otherwise as permitted under the Plan and (ii) a right granted to a Grantee to acquire Stock from the Company for cash and/or a promissory note containing terms and conditions prescribed by the Committee.

(x)           "Plan" means this American Biltrite Inc. 1993 Stock Award and Incentive Plan, as amended from time to time.

(y)           "Restricted Stock" means an Award of shares of Stock to a Grantee under Section 6(d) that may be subject to certain restrictions and to a risk of forfeiture.

(z)           "Restricted Stock Unit" means a right granted to a Grantee under Section 6(e) to receive Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of specified performance or other criteria.

(aa)           "Rule 16b-3" means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

(ab)           "Stock" means the common stock, par value $.01 per share, of the Company.

(ac)           "SAR" or "Stock Appreciation Right" means the right, granted to a Grantee under Section 6(c), to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right, with payment to be made in cash, Stock or property as specified in the Award or determined by the Committee.

(ad)           "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

3.	Administration.

The Plan shall be administered by the Committee or Committees established for that purpose. Each Committee administering the Plan shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including without limitation the authority: to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; and to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the terms and conditions of, and the criteria and performance objectives included in, Awards in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations or accounting principles; to designate Affiliates; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Award Agreements (which need not be identical for each Grantee); and to make all other determinations deemed necessary or advisable for the administration of the Plan.

Each Committee may appoint a chairperson and a secretary, may make such rules and regulations for the conduct of its business as it shall deem advisable and shall keep minutes of its meetings. All determinations of each Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. Each Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and each Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility such Committee or such person may have under the Plan. All decisions, determinations and interpretations of each Committee shall be final and binding on all persons, including the Company, and any Subsidiary, Affiliate or Grantee (or any person claiming any rights under the Plan from or through any Grantee) and any stockholder.

No member of the Board or any Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

4.	Eligibility.

Awards may be granted to selected employees and independent contractors of the Company and its present or future Subsidiaries and Affiliates, in the discretion of the Committee authorized to make the Award. In determining the persons to whom Awards shall be granted and the type of Award granted (including the number of shares to be covered by such Award), each Committee shall take into account such factors as it shall deem relevant in connection with accomplishing the purposes of the Plan.

5.	Stock Subject to the Plan.

The maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be 550,000 shares of Stock, subject to adjustment as provided herein. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. Notwithstanding the foregoing, Awards to any individual under the Plan which are made in or based upon shares of Stock may not exceed 100,000 shares per calendar year. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Grantee, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan; provided that, in the case of forfeiture, cancellation, exchange or surrender of shares of Restricted Stock or Restricted Stock Units with respect to which dividends or Dividend Equivalents have been paid or accrued, the number of shares subject to such Awards shall not be available for Awards hereunder unless, in the case of shares with respect to which dividends or Dividend Equivalents were accrued but unpaid, such dividends and Dividend Equivalents are also forfeited, cancelled, exchanged or surrendered. Upon the exercise of any Award granted in tandem with any other Award or Awards, such related Award or Awards shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan.

In the event that either of the Committees shall determine that any dividend or other distribution (whether in the form of cash, Stock or other property), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Grantees under the Plan, then that Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock issued or issuable in respect of outstanding Awards and (iii) the exercise price, grant price, or purchase price relating to any Award; provided that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(h) of the Code.

6.	Specific Terms of Awards.

(a)           GENERAL. The term of each Award shall be for such period as may be determined by the Committee granting the Award. Subject to the terms of the Plan and any applicable Award Agreement, payments or benefit distributions to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation or exercise of an Award may be made in such forms as the Committee granting the Award shall determine at the date of grant or thereafter, including without limitation cash, Stock or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. Each Committee may make rules relating to installment or deferred payments or distributions with respect to Awards, including the rate of interest to be credited with respect to such payments. In addition to the foregoing, the Committee granting the Award may impose on such Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as that Committee shall determine.

(b)           OPTIONS. Each Committee is authorized to grant Options to Grantees on the following terms and conditions:

(i)           TYPE OF AWARD. The Award Agreement evidencing the grant of an Option under the Plan shall designate the Option as an ISO or an NQSO.

(ii)           EXERCISE PRICE. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee granting the Award; provided that, in the case of an ISO, such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option, and in no event shall the exercise price for the purchase or shares be less than par value. The exercise price for Stock subject to an Option may be paid in cash, by an exchange of Stock previously owned by the Grantee or in a combination of both in an amount having a combined value equal to such exercise price. A Grantee may also elect to pay all or a portion of the aggregate exercise price by having shares of Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company or sold by a broker-dealer under circumstances meeting the requirements of 12 C.F.R. ss.220 or any successor thereto.

(iii)           TERM AND EXERCISABILITY OF OPTIONS. The date on which a Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted; provided that Option grants made prior to approval of the Plan by requisite vote of the Company's stockholders shall be deemed to have been granted on the date of such approval. Options shall be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Committee granting the Award may determine, as reflected in the Award Agreement; provided that the Committee granting the Award shall have       the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee granting the Award or its designated agent.

(iv)           TERMINATION OF EMPLOYMENT, ETC. An Option may not be exercised unless the Grantee is then in the employ of, or then maintains an independent contractor relationship with, the Company or a Subsidiary or an Affiliate (or a company or a parent or subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies) and unless the Grantee has remained continuously so employed or has continuously maintained such relationship since the date of grant of the Option; provided that the Award Agreement may contain provisions extending the exercisability of Options, in the event of specified terminations, to a date not later than the expiration date of such Option.

(v)           OTHER PROVISIONS. Options may be subject to such other conditions, including without limitation restrictions on transferability of the shares acquired upon exercise of such Options, as the Committee granting the Award may prescribe in its discretion.

(c)           SARS AND LIMITED SARS. Each Committee is authorized to grant SARs and Limited SARs to Grantees on the following terms and conditions:

(i)           IN GENERAL. Unless the Committee granting the Award determines otherwise, an SAR or a Limited SAR (1) granted in tandem with an NQSO may be granted at the time of grant of the related NQSO or at any time thereafter or (2) granted in tandem with an ISO may only be granted at the time of grant of the related ISO. An SAR or a Limited SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable.

(ii)           SARS. An SAR shall confer on the Grantee a right to receive with respect to each share subject thereto, upon exercise thereof, the excess of (1) the Fair Market Value of one share of Stock on the date of exercise over (2) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee granting the Award may determine).

(iii)           LIMITED SARS. A Limited SAR shall confer on the Grantee a right to receive with respect to each share subject thereto, automatically upon the occurrence of a Change in Control, an amount equal to the excess of (1) the Change in Control Price (or, in the case of a Limited SAR granted in tandem with an ISO, the Fair Market Value of one share of Stock on the date of such Change in Control) over (2) the grant price of the Limited SAR (which in the case of a Limited SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other Limited SAR shall be such price as the Committee granting the Award determines).

(d)           RESTRICTED STOCK. Each Committee is authorized to grant Restricted Stock to Grantees on the following terms and conditions:

(i)           ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee granting the Award may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise, as the Committee granting the Award may determine. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a stockholder, including without limitation the right to vote Restricted Stock and the right to receive dividends thereon.

(ii)           FORFEITURE. Upon termination of employment or termination of the independent contractor relationship during the applicable restriction period, Restricted Stock and any accrued but unpaid dividends or Dividend Equivalents that are at that time subject to restrictions shall be forfeited; provided, however, that the Committee granting the Award may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee granting the Award may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii)           CERTIFICATES FOR STOCK. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee granting the Award shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, such certificates shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate.

(iv)           DIVIDENDS. Dividends paid on Restricted Stock shall be either paid at the dividend payment date, or deferred for payment at such later date as determined by the Committee granting the Award, in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends. Stock distributed in connection with a stock split or stock dividend and other property distributed as a dividend shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(e)           RESTRICTED STOCK UNITS. Each Committee is authorized to grant Restricted Stock Units to Grantees, subject to the following terms and conditions:

(i)           AWARD AND RESTRICTIONS. Delivery of Stock or cash, as determined by the Committee granting the Award, will occur upon expiration of the deferral period specified for Restricted Stock Units by the Committee granting the Award. In addition, Restricted Stock Units shall be subject to such restrictions as the Committee granting the Award may impose, at the date of grant or thereafter, which restrictions may lapse at the expiration of the deferral period or at earlier or later specified times, separately or in combination, in installments or otherwise, as the Committee granting the Award may determine.

(ii)           FORFEITURE. Upon termination of employment or termination of the independent contractor relationship during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of Stock or cash to which such Restricted Stock Units relate, all Restricted Stock Units that are then subject to deferral or restriction shall be forfeited; provided, however, that the Committee granting the Award may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

(f)           STOCK AWARDS IN LIEU OF CASH AWARDS. Each Committee is authorized to grant Stock as a bonus, or to grant other Awards, in lieu of Company commitments to pay cash under other plans or compensatory arrangements. Stock or Awards granted hereunder shall have such other terms as shall be determined by the Committee granting the Award.

(g)           DIVIDEND EQUIVALENTS. Each Committee is authorized to grant Dividend Equivalents to Grantees. The Committee granting the Award may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock or other investment vehicles as the Committee granting the Award may specify; provided that Dividend Equivalents (other than freestanding Dividend Equivalents) shall be subject to all conditions and restrictions of the underlying Awards to which they relate.

(h)           OTHER STOCK-BASED AWARDS AND CASH-BASED AWARDS. Each Committee is authorized to grant to Grantees Other Stock-Based Awards or Cash-Based Awards as an element of or supplement to any other Award under the Plan, as deemed by the Committee granting the Award to be consistent with the purposes of the Plan. Such Awards may be granted with value and payment contingent upon performance of the Company or any other factors designated by the Committee granting the Award, or valued by reference to the performance of specified Subsidiaries or Affiliates.  The Committee granting the Award shall determine the terms and conditions of such Awards at the date of grant or thereafter. Cash-Based Awards made under the Plan to any individual shall not exceed $100,000 in any calendar year.

(i)           To the extent necessary to comply with the provisions of Section 162(m) of the Code, each Committee may require that Awards made under the Plan will be paid only on account of the attainment of one or more preestablished Performance Factors. The Performance Factors shall be the criteria and objectives, determined by the Committee granting the Award, which must be met during a specified period as a condition of the Participant's receipt of payment or a distribution with respect to an Award. Performance Factors may include any or all of the following: (i) revenue growth, (ii) EBITA, (iii) operating cash flow, (iv) operating income growth or level, (v) market share, (vi) working capital, (vii) net customer sales per product line, (viii) net income, (ix) earnings or earnings per share, (x) earnings from operations, (xi) return on equity or return on assets or (xii) the extent of increase or decrease of any one or more of the foregoing over the specified period. Such Performance Factors may relate to the performance of the Company, a business unit thereof or any combination of the two. With respect to participants who are not Covered Employees, Performance Factors may also include such subjective Performance Factors as each Committee may, from time to time, establish.  Each Committee shall have the sole discretion to determine whether, or to what extent, Performance Factors are achieved; provided, however, that payment of Awards conditioned upon the attainment of each Performance Factors shall not be made to Covered Employees until achievement of each Performance Factor has been certified by the Committee granting the Award.

7.	Change in Control Provisions. In the event of a Change of Control:

(a)           any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested; and

(b)            the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any other Award granted under the Plan shall lapse, such Awards shall be deemed fully vested and any performance conditions imposed with respect to Awards shall be deemed fully achieved.

8.	General Provisions.

(a)           COMPLIANCE WITH LEGAL AND REGULATORY REQUIREMENTS. The Plan, the granting and exercising of Awards thereunder and the other obligations of the Company under the Plan and any Award Agreement shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Stock under any Award until completion of any stock exchange listing or registration or qualification of such Stock or other required action under any state, federal or foreign law, rule or regulation as the Company may consider appropriate and may require any Grantee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

(b)           NON-TRANSFERABILITY. Unless otherwise provided in an Award Agreement, Awards shall not be transferable by a Grantee except by will or the laws of descent and distribution.

(c)           NO RIGHT TO CONTINUED EMPLOYMENT, ETC. Nothing in the Plan or in any Award granted or Award Agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of, or as an independent contractor of, the Company, any Subsidiary or any Affiliate, or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement, or to interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate such Grantee's employment or independent contractor relationship.

(d)           TAXES. The Company or any Subsidiary or Affiliate is authorized to withhold from any Award, any payment or distribution including a distribution of Stock relating to an Award, or any other payment or distribution to a Grantee under this Plan, amounts for withholding taxes and other taxes due in connection with any transaction involving an Award and to take such other action as the Committee granting the Award may deem advisable to enable the Company and Grantees to satisfy obligations for the payment of withholding and other tax obligations relating to any Award. This authority shall include without limitation authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Grantee's tax obligations.

(e)           AMENDMENT AND TERMINATION OF THE PLAN. The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Grantee, without such Grantee's consent, under any Award theretofore granted under the Plan.

(f)           NO RIGHTS TO AWARDS; NO STOCKHOLDER RIGHTS. No Grantee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Grantees. Except as provided specifically herein, a Grantee or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of a stock certificate to him, her or it for such shares.

(g)           UNFUNDED STATUS OF AWARDS. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments or distributions not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award shall give any such Grantee any rights that are greater than those of a general creditor of the Company.

(h)           NO FRACTIONAL SHARES. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee granting the Award shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(i)           GOVERNING LAW. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflicts of law principles thereof.

(j)           EFFECTIVE DATE; PLAN TERMINATION. The Plan shall take effect upon adoption by the Board (the "Effective Date"), but the Plan, any grants of Awards made prior to the stockholder approval mentioned herein and any amendments thereto requiring stockholder approval shall be subject to the approval of the holders of a majority of the voting power of all issued and outstanding voting securities of the Company entitled to vote thereon, which approval must occur within twelve months of the date the Plan or amendment is adopted by the Board. In the absence of such approval, such Awards shall be null and void.

AMENDMENT TO
THE AMERICAN BILTRITE INC.
1993 STOCK AWARD AND INCENTIVE PLAN,
AS AMENDED AND RESTATED AS OF MARCH 4, 1997

AMENDMENT dated as of  March 31, 2008 to the AMERICAN BILTRITE INC. 1993 Stock Award and Incentive Plan, as amended and restated as of March 4, 1997 (the “1993 Plan”).

By  Unanimous Action by Written Consent,  the Board of Directors (the “Board”) of AMERICAN BILTRITE INC. took action with respect to the 1993 Plan as follows:

The first sentence of section 5 of the 1993 Plan is amended, subject to stockholder approval, to read as follows:

“The maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be 800,000 shares of Stock, subject to adjustment as provided herein.”

Clause (ii) in Section 6(i) of the 1993 Plan is amended, subject to stockholder approval, for technical purposes to read as follows:

“(ii) EBITDA,”.

The Board also re-approved the Performance Factors (as defined in the 1993 Plan) set forth in section 6(i) of the 1993 Plan, and determined to seek stockholder approval of the same.

The effectiveness of this Amendment is conditioned upon the approval of the Company’s stockholders.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY AMERICAN BILTRITE INC.

ANNUAL MEETING OF STOCKHOLDERS MAY 6, 2008
This proxy is solicited on behalf of the Board of Directors
The undersigned hereby appoints Roger S. Marcus, Richard G. Marcus and William M. Marcus and each of them, as attorneys and proxies, with full power of substitution, to represent and to vote, as designated below, at the Annual Meeting of Stockholders of American Biltrite Inc. (the “Company”) to be held at the Bank of America, America Room, Second Floor, 100 Federal Street, Boston, Massachusetts on Tuesday, May 6, 2008, at 8:30 A.M., local time, and at any adjournment thereof, all shares of Common Stock of the Company which the undersigned could vote if present in such manner as such proxies may determine on any matters which may properly come before the meeting and to vote on the following as specified hereon.

			For	With- hold	Except All
		1. ELECTION OF CLASS III DIRECTORS (except as marked to the contrary below):	☐	☐	☐
Nominees: Mark N. Kaplan Natalie S. Marcus William M. Marcus Kenneth I. Watchmaker
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

			For	Against	Abstain

2.  Proposal to approve the Company’s Amended and Restated 1999 Stock Option Plan for Non-Employee Directors, which amends and restates the 1999 Stock Option Plan for Non-Employee Directors, to increase by 50,000 the number of shares of common stock reserved and available for issuance under the plan and extend the term of the plan to July 1, 2019.
			☐	☐	☐

			For	Against	Abstain

3.  Proposal to approve an amendment to the Company’s 1993 Stock Award and Incentive Plan, as amended and restated as of March 4, 1997, to increase by 250,000 the number of shares of common stock reserved for the grant of awards under the plan and re-approve the performance factors included in the plan.
			☐	☐	☐
Please be sure to sign and date this Proxy in the box below.	Date
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE AND “FOR” PROPOSALS 2 AND 3.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Stockholder sign above Co-holder (if any) sign above

Detach above card, sign, date and mail in postage-paid envelope provided.

AMERICAN BILTRITE INC.

Note: Signature(s) should agree with name(s) as printed hereon. All joint owners and fiduciaries should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian for a minor, please give full title as such. If a corporation, please sign full corporate name and indicate the signer’s office of authority. If a partner, sign in partnership name by authorized person.

PLEASE FILL IN DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.
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